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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza New York, New York 10112
(Address of principal executive offices            (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Annual Report

DECEMBER 31, 2006

The Lazard Funds, Inc.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

The Lazard Funds, Inc.
Investment Overviews

A Message From Lazard

What are the following headlines telling us?

European Shares Set New Record
European Stocks Drop Sharply
Stocks Get Lift from Oil’s Slide
Stocks Decline as Oil Slides
NASDAQ Reaches New Five-Year High
Stocks Weaken as Dollar’s Fall Chills Investors
Japan Hits Fresh Seven-Month High
Foreigners Sell Japan Shares

All of these headlines appeared in the Wall Street Journal® during the second half of 20061 and reflect the ups and downs that are experienced by the financial markets, sometimes daily. It can be difficult to keep one’s bearings. Is the market going up or down? Is it time to buy into stocks or to stay out of stocks? Or is it best to stay put and hope for the best? These questions are a natural reaction to alarming or upbeat reports by the media. By getting caught up in the most recent headlines and focusing only on short-term returns, many investors can lose their long-term perspective, letting emotions alone drive their investment decisions. While watching and reacting to market movements may be hard to resist, it can lead to impulsive investment decisions that make it difficult to achieve one’s long-term goals.

So how does an investor balance the need for long-term asset appreciation with the understandable desire to limit the risk of losses? Unfortunately, the risk of market declines is an inescapable part of investing in stocks. That is why, for many years, financial advisors have urged investors to spread their money across different types of asset classes—such as stocks, bonds, and cash—in order to reduce risk and enhance long-term returns.

The concept of diversification, through the process of asset allocation, finds its roots in Modern Portfolio Theory. This theory states that portfolios created by using a mix of different asset classes and investment styles deliver higher returns with less risk than any one asset class would by itself. The goal of asset allocation is to identify the best possible combination of stocks and other assets, based on their expected returns and the expected fluctuation, or volatility, of those returns over time. With this knowledge, and a thorough understanding of individual requirements, investors and their advisors can construct portfolios that reflect this optimal mix as closely as possible. Of course, asset allocation is only the first step toward risk management. Once a broad asset allocation has been established, investors can then take the next step, discussing with their advisors the further diversification of their portfolios by selecting more specific investment styles, sectors, and market capitalizations within the major asset classes.

Investors with a diversified long-term investment plan in place can proceed more confidently in both rising and falling markets, because they have a better sense of what to expect in terms of risk and return, over the course of market cycles. To help keep the current financial markets—and individual long-term goals—in perspective, this may be a good time to meet with your financial advisor and review the elements of your long-term diversified investment plan.

World Markets Overview

U.S. Equities: Fourth-Quarter Rally a Pleasant Surprise

U.S. stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. Thanks to a powerful fourth-quarter rally, U.S. equity indices neared, and in some cases, finally exceeded highs not seen since early 2000 during the technology bubble. Almost half of the S&P 500® Index’s 15.79% rise in 2006 occurred in the fourth-quarter surge. This rally was stoked by an easing of oil prices and inflationary pressures. Investor confidence was also buoyed by record corporate profits and a growing belief that a cooling economy would not sink into recession.

While not outpacing their small-cap counterparts for the full year, large-cap stocks staged a comeback in the second half, as investors began to appreciate their more stable cash flow and dividend yields. Small-cap stocks, as measured by the Russell 2000® Index, gained 18.37% in 2006, while large-caps returned 15.46%, as measured by the Russell 1000® Index. Value stocks, at each capitalization tier, fared better than their growth counterparts by notable margins. Strength in the utilities, telecom services, energy, and financials sectors helped to boost the performance of large-cap value stocks, which rose

The Lazard Funds, Inc.
Investment Overviews (continued)

by 22.25%, as measured by the Russell 1000 Value Index. In contrast, weakness in the technology and health care sectors was a drag on the performance of large-cap growth stocks, which gained 9.07%, as measured by the Russell 1000 Growth Index. Mid-cap value stocks also enjoyed an edge over their growth peers, as the Russell Midcap® Value Index rose 20.22% in 2006, beating the 10.66% return of the Russell Midcap Growth Index. The value versus growth advantage also affected small-cap returns for the year. Small-cap value stocks, as measured by the Russell 2000 Value Index, rose 23.48%, while small-cap growth stocks, as measured by the Russell 2000 Growth Index, finished the year with a 13.35% return.

International Equities: Surge in Europe Caps; Strong Year

International stocks outperformed their U.S. counterparts in 2006, as markets in Europe, the Far East (excluding Japan), and the United Kingdom delivered impressive gains. European shares finished the year at their highest level in five and a half years, buoyed by expectations that the record pace of takeovers in Europe could continue for the next one or two years. After a strong 2005, Japanese stocks reversed course in 2006, amid concerns about Japan’s economic recovery.

International large-cap stocks returned 26.34% in 2006, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index. Gains were broad-based by sector during the year, with all groups positive. Utilities were the strongest-performing sector, as this group was helped by investors’ continued demand for yield and, more recently, industry consolidation. Commodity producers continued their outperformance, as metals prices remained near all-time highs, while telecom services stocks rebounded from a few years of weakness. Energy shares lagged the broad market, even as oil prices averaged over $65 a barrel, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, weighed down by Japanese technology shares and semiconductor makers. Health care lagged, as major blockbuster drugs lost patent protection, and a number of new drugs were delayed or dropped due to safety concerns. 2006 marked the fourth consecutive year of strong local currency returns for international small cap stocks, but it also ended the six-year streak of outperformance by small caps over their large-cap counterparts, with the MSCI EAFE Small Cap Index returning 19.31% for the year.

Emerging Markets Equities: Sharp Rebound After Major Correction

Emerging markets were volatile in 2006. Strong returns were experienced through April, aided by heightened interest in the asset class. However, a correction began on May 8, as investors became more concerned about inflationary pressures and higher interest rates, globally. The largest declines were recorded in Turkey and Egypt, both of which had performed quite well earlier in the year. Significant market falls also occurred in Israel, as tensions increased in Gaza, and in South Africa. Emerging markets began to recover in the latter part of June and throughout the third quarter, as concerns about higher short-term interest rates in the United States decreased, and the price of oil fell to the low $60s. The market brushed aside most macroeconomic and political events during this period, including terrorist attacks in Mumbai, test firing of missiles by North Korea, and political instability in the Middle East, Thailand, Hungary, and Taiwan. During the fourth quarter, there were large inflows into emerging markets, particularly into China, where investors have become very excited about the growth potential there. Indeed, investment funds that specialized in BRIC (Brazil, Russia, India, and China) flourished in 2006, as these markets averaged a significantly higher return than did the overall emerging markets equity asset class.

The MSCI Emerging Markets Index gained 32.17% in 2006, with Chinese shares performing best. Strong returns were also experienced in Indonesia, Morocco, Argentina, and Peru. In addition, Russia benefited from strong oil prices, and the Philippines from multi-year low-inflation figures. Negative returns were experienced in Turkey, Israel, and Columbia. Despite recovering from the September coup, the Thai stock market was punished in December, after Thailand’s central bank implemented, and then partially retracted, a policy aimed at reducing investment in the local capital markets and the baht. South

The Lazard Funds, Inc.
Investment Overviews (continued)

Korean shares also underperformed, with a strong local currency further undermining the competitiveness of its export-oriented industries. From a sector perspective, energy, utilities, and materials stocks outperformed for the year, while health care, information technology, and consumer discretionary shares lagged.

High Yield Fixed Income: Lower-tier Credits Outperform

High yield outperformed other fixed-income sectors in 2006, as the large high-yield coupon cushioned price erosion from rising rates over the first half of the year. General Motors, Ford, and their finance affiliates bolstered the overall performance of the Merrill Lynch High Yield Master II® Index, which returned 11.77% for the year. Ford and General Motors accounted for approximately 11% of the total Index value and added approximately 140 basis points of incremental return for the full year. The lowest-quality tier of high yield, CCC’s, provided approximately 90 basis points of incremental return in the Index for the full year 2006.

This credit cycle continues to be dominated by a strong appetite for risk, as lower-quality securities continue to rally in price even though their financial metrics show little, if any, improvement. CCC sector spreads tightened by about 175 basis points this year, the most of any sector, and the sector posted a colossal 18% return for the year.

Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio and Lazard Mid Cap Portfolio

For the year ended December 31, 2006, Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 25.23%, while Open Shares posted a total return of 24.83%, as compared with the 22.25% return of the Russell 1000 Value Index;

Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 17.44%, while Open Shares posted a total return of 17.20%, as compared with the 15.79% return of the S&P 500 Index;

Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 14.85%, while Open Shares posted a total return of 14.57%, as compared with the 15.26% return of the Russell Midcap Index.

Each Portfolio’s performance was boosted by stock selection in the financials sector, as shares of MasterCard rose sharply during the period. MasterCard’s third-quarter earnings results exceeded analysts’ expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. MasterCard was sold from the Portfolios after it reached our target valuation.

Likewise, all three Portfolios benefited from stock selection in health care, as shares of Sepracor rose. This pharmaceutical company released better-than-expected third-quarter earnings, and it continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services regarding reimbursement for the company’s asthma drug, Xopenex. U.S. Equity Value Portfolio liquidated its position in Sepracor. Stock selection in technology also helped returns, as some of the larger-cap industry leaders, in areas such as software and networking, performed well after a period of extended weakness. Investors have begun to appreciate the strong competitive positions of these companies and the resilience of their diversified business models. Cisco reported better-than-expected year-on-year revenue growth, due to broad-based strength across all geographies, customer segments, and products. Shares of Oracle rose, as investors gained confidence in the company’s acquisition strategy, which was supported by better-than-expected recent earnings. Both stocks were held in U.S. Equity Value Portfolio and U.S. Strategic Equity Portfolio before they were sold. Shares of Avaya posted solid gains for all three Portfolios. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products, and better-than-expected earnings were driven by improved margins, resulting from aggressive cost cutting by new management. Mid Cap Portfolio’s performance was also aided by stock selection in industrials, as shares of food-services company, Aramark Corp., rose sharply on news of a takeover offer from a private-equity group led by its chairman and Goldman Sachs. We subsequently sold the stock.

Stock selection in telecom services detracted from U.S. Equity Value’s performance, as Sprint shares declined in the third quarter after the company

The Lazard Funds, Inc.
Investment Overviews (continued)

reported disappointing earnings. The product of a merger between Sprint and Nextel, the combined company has been hurt by slowing subscriber growth, due to the defection of a sizable number of Nextel’s lower-spending retail customers to other service providers. For U.S. Strategic Equity and Mid Cap Portfolios, stock selection in consumer discretionary, particularly media, hurt performance, as Westwood One announced that revenues would be lower than had been previously forecasted, due to a weaker advertising market and greater competitive pressure. We sold Westwood One from both Portfolios, as we had reduced confidence that the company could halt and reverse the slide in its revenues, coupled with the new CEO’s decision to significantly increase investment spending. Shares of Expedia also declined, after the company released its earnings report. While the revenue growth was in line with expectations, the company announced an increase in general and administrative expenses and increased technology spending. Expedia was also sold from both Portfolios. An underweight position in utilities also detracted Mid Cap’s performance, as this was one of the best performing sectors in 2006.

Overall, the valuation of the broader stock market is reasonable, in the context of historic valuations. The focus of each Portfolio will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to success in the year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations.

Lazard Small Cap Portfolio

For the year ended December 31, 2006, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 17.11%, while Open Shares posted a total return of 16.77%, as compared with the 18.37% return of the Russell 2000 Index.

Stock selection in industrials helped performance, as shares of American Commercial Lines, a provider of inland waterway transportation, as well as a manufacturer of barges, rose significantly. The company was aided by tight conditions in both of its businesses, which helped to increase utilization and raise pricing. Stock selection in materials also helped returns, as shares of Oregon Steel, a manufacturer of oil-country tubular goods and other steel-related products, also rose sharply over the year. Oregon Steel benefited from strong demand for its products from its energy customers and, in November, it received a takeover bid from a Russian steel company, Evraz, at a substantial premium. We sold Oregon Steel into this strength, as it exceeded our target valuation. Our overweight position to materials was also beneficial to performance, as this was one of the best-performing sectors during the year. Finally, stock selection in technology also boosted returns, as shares of C-COR rose strongly. The company’s cable and telecom services customers continue to require C-COR’s equipment for building out their next generation networks to provide additional voice, data, and video services to their customers. Stock selection in telecom services and financials detracted from performance over the year. Within telecom services, performance was hurt by lack of exposure to stocks of Regional Local Exchange Carriers (RLEC). RLEC shares posted solid gains over the year, as business conditions stabilized, and investors became more attracted to, and confident in, their high yields. Additionally, the Portfolio owned Wireless Facilities, a provider of design and engineering services to the telecom services industry, which declined substantially over the year, as customer activity slowed dramatically. Wireless Facilities was sold from the Portfolio, as we believed this slowdown was likely to persist. Within financials, bank holdings faced a difficult environment owing to a yield curve that is pressuring margins across a wide spectrum of companies. We expect the negative environment for banks to subside, in time, preferably as the Federal Reserve decides to lower short-term funding rates. Therefore, we maintain a reasonable exposure to banks in growing geographies with proven management teams.

The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term, even if the market environment should turn more difficult.

The Lazard Funds, Inc.
Investment Overviews (continued)

Lazard U.S. Small Cap Equity Growth Portfolio

For the period from February 28, 2006 (the Portfolio’s inception) to December 31, 2006, Lazard U.S. Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of 1.65%, while Open Shares posted a total return of 1.25%, as compared with the 3.93% return of the Russell 2000 Growth Index over that period.

During the period, performance benefited from stock selection in the technology, industrial, and energy sectors. An overweight position in technology also helped results, while stock selection in the health care, financials, and consumer discretionary sectors detracted from returns.

Despite the overall weakness of the technology sector, the Portfolio’s holdings performed well, and benefited from two holdings that were acquired by larger companies. Shares of Fargo Electronics posted significant gains, after the company agreed to be purchased by a Swedish company, Assa Abloy, the world’s largest lock maker, which seeks to boost its secure-identity and access-card operations through the buyout. The stock was up 50% on the news and was subsequently sold when the deal was completed in August. In the fourth quarter, software company Stellent, was acquired by Oracle, and this position was also sold from the Portfolio. Other solid performers included two companies in the electronics space, Varian Semiconductor and Smart Modular.

Select industrial holdings bounced back in the second half of the year, as companies with solid end markets and strength in both domestic and foreign economies drove results. Despite occasional worries to the contrary, holdings such as RBC Bearings (an international manufacturer of highly engineered precision bearings), Gardner Denver (providing compressor, vacuum, and fluid-transfer products to a variety of worldwide customers), and defense company, BE Aerospace, helped to boost returns.

Despite being slightly underweight in the energy sector, two stock selections highlighted solid contribution to overall results, including Dril-Quip and EXCO Resources. We continue to hold both stocks and believe that the environment, in 2007, should be constructive for energy and energy-related companies.

Health care was the single largest detractor to performance, due to both stock selection and an overweight position. Weak performers in the medical technology group included DexCom (glucose monitoring), Aspect Medical Systems (anesthesia monitoring system), and Restore Medical (snoring and sleep apnea), which was sold from the Portfolio. Biotechnology holdings, Barrier Therapeutics and PDL BioPharma, both underperformed in the period. However, having crossed important hurdles during the year, we feel comfortable with the current risk/reward trade-off of both stocks.

The consumer sector showed mixed performance results. Strength came from shares of Dick’s Sporting Goods, Orient Express Hotels, and Life Time Fitness. A few laggards had trouble during the period and were sold from the Portfolio for specific operating shortcomings. These included Getty Images, Guitar Centers, and Caribou Coffee. Overall, we remain cautious on the consumer. While consumer spending remains solid, we have seen mixed results on how those dollars spent have flowed through individual company income statements (witness recent soft operating results by Best Buy, which is not held in the Portfolio).

Looking into 2007, we continue to be positive on the economy, including economies outside of the United States, where growth continues to be strong. Interest rates and inflation should remain under control with any movements likely to be moderate. Avoiding companies where the earnings expectations are too aggressive and/or where valuations are not realistic remains a focus and gives us trading opportunities. We believe that our strategy of focusing on company fundamentals, investing across all economic sectors, and being disciplined to valuation should perform well.

Lazard International Equity Portfolio

For the year ended December 31, 2006, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 22.92%, while Open Shares posted a total return of 22.59%, as compared with the 26.34% return of the MSCI EAFE Index.

Helping performance was stock selection in consumer staples, as Gallaher shares posted solid gains. This U.K. tobacco company received a takeover bid from Japan Tobacco in December. Shares of InBev

The Lazard Funds, Inc.
Investment Overviews (continued)

also continued to perform well, after the Belgian-based brewer announced profits that far exceeded analysts’ estimates. Shares of U.K. supermarket retailer, Tesco, also performed well. In addition, stock selection in materials boosted returns, as shares of Lafarge, the world’s largest cement maker, posted solid gains. Due to higher cement prices, the company’s third-quarter earnings increased by 32% and exceeded analysts’ expectations. Shares of building-materials supplier, CRH, also rose, after the company announced solid progress in integrating its largest acquisition to date. And, exposure to emerging-markets stocks also added value during the period. Conversely, stock selection in industrials detracted from performance, as shares of Yamato Holdings fell, due to disappointing quarterly earnings results. Factors that negatively impacted the company’s results included rising personnel expenses, weakness in non-core businesses, and pricing declines in door-to-door delivery services. This stock was sold from the Portfolio, as we believed that our investment thesis for Yamato Holdings was no longer valid. THK Co., Ltd. shares also declined, as slowing momentum in the company’s monthly order data, in addition to general macroeconomic concerns, resulted in significant multiple contraction, despite better-than-expected results in the latest quarter. Stock selection in financials detracted from performance, as Japanese holdings, such as Mitsubishi UFJ, Sumitomo Mitsui, and Nomura, underperformed along with the overall Japanese market. An overweight position and stock selection in health care was detrimental to performance, as the shares of Sanofi-Aventis declined. The company reported lower-than-expected sales, due, in part, to cuts in government health spending in France and Germany and the late delivery of U.S. flu vaccines. We believe that the stock’s attractive valuation already reflects much of this bad news, but does not adequately recognize the positive impact that the company’s pipeline of new drug therapies could have on future earnings. Shares of Swiss pharmaceutical maker Novartis AG also fell. The company reported that the FDA required three more months to determine whether problems encountered by animals taking its oral diabetes drug, Galvus, may pose risks to humans.

In the context of historic valuations, the current valuation of the broader stock market is reasonable. Yet, we are concerned that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. However, the Portfolio’s performance continues to be driven by stock selection, and we continue to look for an attractive balance of valuation and financial productivity. In a period when many companies are generating record returns, we are also very focused on the sustainability of returns, which we believe will be key to performance, going forward. Although we were disappointed by the Portfolio’s relative performance in 2006, we believe that the Portfolio enters 2007 well positioned to achieve its investment objective.

Lazard International Equity Select Portfolio

For the year ended December 31, 2006, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 23.01%, while Open Shares posted a total return of 22.72%, as compared with the 26.34% return of the MSCI EAFE Index.

During the period, stock selection in consumer staples boosted performance, as Gallaher shares posted solid gains in December. This U.K. tobacco company received a takeover bid from Japan Tobacco. Portfolio holdings such as beverage companies Heineken and Diageo, and U.K. food retailer, Tesco, also performed well. Stock selection in technology also helped returns, as shares of Canon gained on strength in digital cameras and imaging equipment. In addition, solid stock selection in telecom services benefited performance, as shares of Vodafone rebounded from extended weakness, and shares of a recently purchased Asian telecom services, Singapore Telecommunications, rose sharply. Performance was also aided by an underweight position in Japan, as this region underperformed the overall benchmark, based on concerns about the strength of its economy. Exposure to emerging-markets stocks modestly contributed to performance. In contrast, weakness in Japanese financial stocks detracted from returns, as investors began to question the sustainability of the economic recovery in Japan, which is critical to the future earnings trajectory of these companies. Portfolio holdings such as Mitsubishi UFJ, Sumitomo Mitsui, and Nomura underperformed along with the overall Japanese market. However, we believe that our Japanese financial holdings, which are diversified across

The Lazard Funds, Inc.
Investment Overviews (continued)

insurance, banking, and brokerage companies, have strong competitive positions and are well situated to benefit from the normalization of the Japanese economy, which we feel continues. An underweight position in utilities also hurt returns, as this sector gained almost 50% for the year despite valuations that seem extended. We continue to underweight the sector, as we believe that current valuations for many of these companies cannot be justified based on the returns the companies are generating. An overweight position and stock selection in energy was detrimental to performance, as some Portfolio holdings lagged the overall benchmark, due to the decline in oil prices that was experienced throughout the year. Stock selection in Europe was also a drag on performance, as small-cap stocks outperformed large caps, by a wide margin, in this region.

Markets changed in 2006, with the dominance of smaller stocks fading in the United States and also reversing in Japan, amid signs of slowing corporate-earnings growth and a maturing global economic recovery. While smaller stocks continue to dramatically outperform in Europe, due to greater optimism for the economic outlook there, we would expect this trend to reverse, going forward, following the pattern of the rest of the world. We believe that the Portfolio is well positioned for such a reversal, due to its focus on larger-cap, more consistently profitable companies, which are currently trading at quite attractive valuations, relative to their robust and resilient financial productivity.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2006, Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 26.22%, as compared with the 26.34% return of the MSCI EAFE Index. The Portfolio’s Open Shares (first offered on February 3, 2006) posted a total return of 17.90%, as compared with the 19.03% return of the Index during that period.

Stock selection in the materials and energy setors benefited Portfolio performance, as shares of CRH, Lafarge, and LUKOIL posted solid gains. Both Lafarge and LUKOIL were sold from the Portfolio during the year. Solid stock selection in financials also aided performance, as shares of Finnish insurer Sampo Oyj, Norway-based DnB NOR, and U.K.-based Tullett Prebon, rose significantly. DnB NOR and Tullett Prebon were also sold from the Portfolio. Within the telecom services sector, shares of Telekom Indonesia also rose, as the company continued to deliver very good growth. Conversely, stock selection in Japan was detrimental to performance over the period. Portfolio holdings such as Takamatsu Corp., USS Co. Ltd., and Ichiyoshi Securities Co. Ltd. declined, due to concerns about future growth. Stock selection in the health care sector also hurt returns, as shares of pharmaceutical makers Novartis and Sanofi-Aventis declined. Both companies suffered delays in the launch of key new drugs, and Novartis was sold from the Portfolio.

Looking forward, we expect that the markets will remain focused on the likely progress of the U.S. and global economic cycles, and their implications for interest-rate policy in 2007. On the whole, we believe that corporations are well positioned to face these issues, with balance sheets that are mostly healthy and cash flow generally remaining strong. The last 12 months witnessed high levels of corporate activity from both traditional business sources and the private equity community. We would expect this to remain a theme for markets during the coming year. We believe that our focus on companies with sustainable, high or improving financial returns, at attractive valuations, will continue to provide us with a solid basis from which to deliver consistently strong investment performance across a broad range of investment climates.

Lazard International Small Cap Portfolio

For the year ended December 31, 2006, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 26.31%, while Open Shares posted a total return of 25.83%, as compared with the 19.31% return of the MSCI EAFE Small Cap Index.

Many of the factors that drove performance in 2006 underpin the current outlook, namely a benign economic backdrop, low interest rates in historical standards, solid growth prospects, and the wave of private-equity money that has been raised over the last several years, which needs to be invested, most likely within the small- and mid-cap space. Geographically, the sources of outperformance were broadly spread, with Japan, Germany, and the Netherlands having the biggest positive impact. In terms of sectors, solid stock selection in industrials

The Lazard Funds, Inc.
Investment Overviews (continued)

and financials were the driving factors behind the strong performance. Overweight positions in Europe and euro-denominated securities also helped Portfolio performance, as Europe outperformed Japan, and the euro strengthened against the yen. Stock selection and an underweight position in materials, and within Australia, hurt returns.

The Switzerland-based manufacturer of plumbing and pipe equipment, Geberit, performed quite well over the year. With its close ties to the industry and leading technology, Geberit is able to command premium prices, which, in turn, help it maintain high margins. As the company specializes in the design and assembly of plumbing systems, it is able to keep its manufacturing base limited, which helps the company to earn attractive returns on its capital. With a focused management team, an underlever-aged balance sheet, and a robust new-construction and renovation market, the Portfolio continues to hold Geberit shares. Abengoa, a Spanish engineering company, was another top performer. One of the company’s main activities is building and operating bioethanol plants in Europe and the United States. Investors had been nervous that high commodity-input prices, such as corn and cheaper substitutes for bioethanol, would negatively affect demand for Abengoa’s products. However, the company’s results reassured the marketplace that the bioethanol division should continue to produce solid returns. In addition, the information technology division witnessed robust growth, and the order book for the engineering division showed solid progress. Conversely, Nissen Co., the Japanese mail order catalog company, detracted from returns during the period. Nissen was hurt by weak sales in its two biggest divisions, mail order and live display. The heavy discounting by competitors negatively impacted the mail order business. The live display business was scaled back, after competitors were accused of using high pressure sales tactics that have cast a shadow over the industry. This stock was sold from the Portfolio during the period.

With a benign economic backdrop in most of the major economies around the world, the outlook for equities, in general, is positive. Given the multi-year run that the international small-cap asset class has experienced, discipline, in terms of business models and valuations, will be of the utmost importance. We believe that our focus on companies with strong fundamentals, high financial productivity and proven managements, which is underpinned by strong cash flows and balance sheets, will allow us to perform positively going forward.

Lazard Emerging Markets Portfolio

For the year ended December 31, 2006, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 30.32%, while Open Shares posted a total return of 29.93%, as compared with the 32.17% return of the MSCI Emerging Markets Index.

The Portfolio benefited from strong stock selection within the industrials and materials sectors. From a regional perspective, performance was enhanced by good stock selection within South Africa and Israel, and from a higher-than-index weight in Brazil. PetroBras, a Brazilian energy company, performed well, based on strong oil prices and a favorable outlook for reserve growth. Shares of Telekom Indonesia also rose sharply, due to robust cellular demand. Shares of Caemi, a Brazilian iron ore mining company, performed well, due to continued strong pricing for the metal. During the period, Caemi was acquired by CVRD, which was also held by the Portfolio. Conversely, performance was hurt by poor stock selection within the financials and consumer discretionary sectors and within South Korea and India. A lower-than-index weight to China was also a detractor. We saw poor stock performance in some of our South Korean holdings, such as Lotte Shopping, which declined on slow consumption levels within South Korea and was sold from the Portfolio; LG Electronics, which declined due to concerns about handset prices; and Hyundai, due to investors’ concerns about the strong won and increased competition.

2006 was very robust for emerging-markets equities. We remain positive over the medium- and long-term, based upon reasonable valuations and continuing high financial productivity.

Lazard High Yield Portfolio

For the year ended December 31, 2006, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 9.71%, while Open Shares posted a total return of 9.18%, as compared with the 11.77% return of the Merrill Lynch High Yield Master II Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

The high-yield-bond rally continued into the final quarter of 2006, leading to strong absolute returns for the year. Portfolio performance was held back by underweight positions in General Motors, Ford, and affiliates, and in lower quality, high-yield securities. By design, and in keeping with our higher-quality strategy, we underweight lower tier sectors and limit our credit exposure in any one name to approximately 2% of the Portfolio. This discipline has served well over a complete credit cycle. The Portfolio’s shorter duration also hurt performance for the full year. Portfolio performance was helped by security selection, overweight positions in the metals and telecom services sectors, and underweight positions in the food, beverage, and tobacco sectors.

Given the generally stable macroeconomic environment, the abundance of liquidity, and very low volatility, there is no obvious reason to think that the current environment won’t endure over the next twelve months. We believe that “credit complacency” may have crept into the market. Also, there is a tendency for linear extrapolation of the immediate past by brokerage forecasters. We are cautious on both counts and believe that this charmed credit cycle may be a bit tired. Our style generally outperforms in less robust markets when down side protection trades to a premium.

The Lazard Funds, Inc.
Investment Overviews (concluded)

Notes to Investment Overviews:

[1]

“European Shares Set New Record,” October 13, 2006, “European Stocks Drop Sharply,” November 24, 2006, “Stocks Get Lift from Oil’s Slide,” August 28, 2006, “Stocks Decline as Oil Slides,” October 27, 2006, “NASDAQ Reaches New Five-Year High,” October 26, 2006, “Stocks Weaken as Dollar’s Fall Chills Investors,” November 25, 2006, “Japan Hits Fresh Seven-Month High,” December 26, 2006, “Foreigners Sell Japan Shares,” June 13, 2006, http://www.online.wsj.com/home/us/.

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended December 31, 2006
	One	Since
	Year	Inception†

U.S. Equity Value Portfolio**
Institutional Shares	25.23%	20.14%
Open Shares.	24.83	19.77
Russell 1000 Value Index	22.25	18.62

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2006

	One	Since
	Year	Inception†

U.S. Strategic Equity Portfolio**
Institutional Shares	17.44%	11.02%
Open Shares.	17.20	10.81
S&P 500 Index	15.79	10.13

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2006

	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	14.85%	11.52%	11.23%
Open Shares	14.57	11.20	10.89
Russell Midcap Index	15.26	12.88	10.58

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2006
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	17.11%	9.92%	9.60%	16.77%	9.69%	9.22%
Russell 2000 Index	18.37	11.39	9.44	18.37	11.39	9.30

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard U.S. Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

Total Returns*
Period Ended December 31, 2006
Since Inception†

U.S. Small Cap Equity Growth Portfolio**
Institutional Shares	1.65%
Open Shares	1.25
Russell 2000 Growth Index	3.93

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for period of less than one year are not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Equity Portfolio**	22.92%	12.97%	7.13%	22.59%	12.70%	7.13%
MSCI EAFE Index	26.34	14.98	7.70	26.34	14.98	8.12

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2006

	One Year	Five Years	Since Inception†

International Equity Select Portfolio**
Institutional Shares	23.01%	11.70%	8.68%
Open Shares	22.72	11.38	8.41
MSCI EAFE Index	26.34	14.98	10.80

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Institutional Shares		Open Shares

	One Year	Since Inception†	Since Inception†

International Strategic Equity Portfolio**	26.22%	30.30%	17.90%
MSCI EAFE Index	26.34	29.71	19.03

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for period of less than one year are not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Small Cap Portfolio**	26.31%	21.46%	12.34%	25.83%	21.05%	11.71%
MSCI EAFE Small Cap Index	19.31	23.97	8.08	19.31	23.97	8.46

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Emerging Markets Portfolio**	30.32%	29.97%	10.52%	29.93%	29.70%	10.07%
MSCI Emerging Markets Index	32.17	26.59	9.18	32.17	26.59	9.07

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Institutional Shares			Open Shares

	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†

High Yield Portfolio**	9.71%	6.84%	2.75%	9.18%	6.55%	1.93%
Merrill Lynch High Yield Master II Index	11.77	9.86	5.90	11.77	9.86	5.75

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2006 through December 31, 2006 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,187.30	$5.51	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,186.70	$7.17	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.62	1.30%
U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,147.80	$5.71	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.37	1.05%
Open Shares
Actual	$1,000.00	$1,145.50	$7.32	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.38	$6.88	1.35%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,113.20	$4.77	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.56	0.90%
Open Shares
Actual	$1,000.00	$1,111.70	$6.28	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.00	1.18%
Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,097.70	$4.94	0.93%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.76	0.93%
Open Shares
Actual	$1,000.00	$1,096.00	$6.60	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.91	$6.36	1.25%
U.S. Small Cap Equity Growth Portfolio
Institutional Shares
Actual	$1,000.00	$1,035.10	$6.41	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Open Shares
Actual	$1,000.00	$1,033.10	$7.94	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$7.88	1.55%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,124.80	$4.55	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,123.40	$6.19	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.37	$5.89	1.16%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,126.40	$6.16	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,124.80	$7.77	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.89	$7.38	1.45%
International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,126.50	$4.80	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.56	0.90%
Open Shares
Actual	$1,000.00	$1,122.40	$7.76	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.37	1.45%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (concluded)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,154.40	$4.70	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.41	0.87%
Open Shares
Actual	$1,000.00	$1,151.80	$6.40	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,249.30	$6.99	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.99	$6.28	1.23%
Open Shares
Actual	$1,000.00	$1,247.30	$8.97	1.58%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.23	$8.05	1.58%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,074.90	$2.88	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.81	0.55%
Open Shares
Actual	$1,000.00	$1,071.20	$4.44	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector
December 31, 2006

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio	Lazard U.S. Small Cap Equity Growth Portfolio

Commercial Services	2.4%	6.3%	6.7%	8.5%	4.1%
Consumer Discretionary	7.7	12.5	13.6	12.0	9.8
Consumer Durables	—	0.5	3.7	1.3	1.4
Consumer Staples	4.2	5.3	—	—	—
Energy	13.8	8.1	6.3	4.1	6.6
Financials	32.2	19.3	21.1	17.2	4.6
Health Care	10.2	11.2	9.4	5.8	18.5
Process Industry	4.1	6.2	7.7	1.8	6.9
Producer Manufacturing	9.4	7.7	5.3	6.5	24.3
Technology	7.2	15.9	12.2	19.9	15.1
Telecommunications	7.7	5.1	4.0	0.5	—
Transportation	0.5	—	3.2	1.8	—
Utilities	0.6	—	1.1	0.4	—
Short-Term Investments	—	1.9	5.7	20.2	8.7

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Commercial Services	—%	—%	3.1%	16.8%	3.0%
Consumer Discretionary	9.5	3.1	13.4	11.7	11.5
Consumer Durables	5.5	6.7	13.4	3.5	4.7
Consumer Staples	9.3	16.6	11.7	1.5	2.8
Energy	7.5	7.4	3.7	8.1	8.5
Financials	21.8	33.0	26.5	14.3	16.6
Health Care	6.9	9.3	6.1	3.9	0.9
Process Industry	—	—	—	4.6	10.9
Producer Manufacturing	4.3	3.1	6.3	10.7	1.3
Technology	1.8	8.5	3.4	2.7	9.4
Telecommunications	8.4	6.9	3.6	—	14.3
Transportation	2.2	2.1	2.2	2.0	2.8
Utilities	4.6	2.2	3.1	—	0.8
Short-Term Investments	18.2	1.1	3.5	20.2	12.5

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Credit Rating
December 31, 2006

S&P Credit Rating*	Lazard High Yield Portfolio

BBB-	1.7%
BB+	11.5
BB	3.3
BB-	17.0
B+	17.2
B	15.1
B-	8.1
CCC+	2.1
CCC-	1.5
CC	1.0
Short-Term Investments	21.5

Total Investments	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
December 31, 2006

Description	Shares	Value

Lazard U.S. Equity Value Portfolio
Common Stocks—101.2%
Alcohol & Tobacco—2.4%
Altria Group, Inc.	178	$15,276

Banking—12.3%
Bank of America Corp.	541	28,884
Hudson City Bancorp, Inc.	330	4,580
Marshall & Ilsley Corp.	179	8,612
SunTrust Banks, Inc.	57	4,814
The Bank of New York Co., Inc.	255	10,039
U.S. Bancorp	105	3,800
Wachovia Corp.	170	9,682
Washington Mutual, Inc.	160	7,278

		77,689

Chemicals—2.3%
Cytec Industries, Inc.	75	4,238
Du Pont (E.I.) de Nemours & Co.	80	3,897
The Dow Chemical Co.	166	6,630

		14,765

Commercial Services—1.6%
Automatic Data Processing, Inc.	81	3,989
First Data Corp.	240	6,125

		10,114

Computer Software—1.1%
Microsoft Corp.	220	6,569

Consumer Products—2.0%
The Procter & Gamble Co.	195	12,533

Drugs—4.4%
Bristol-Myers Squibb Co.	220	5,790
Pfizer, Inc.	684	17,716
Wyeth	88	4,481

		27,987

Electric—0.7%
Edison International	95	4,321

Energy Exploration & Production—1.6%
Apache Corp.	50	3,325
Devon Energy Corp.	45	3,019
Occidental Petroleum Corp.	70	3,418

		9,762

Description	Shares	Value

Energy Integrated—11.3%
Chevron Corp.	221	$16,250
ConocoPhillips	160	11,512
Exxon Mobil Corp.	446	34,177
Marathon Oil Corp.	53	4,903
Massey Energy Co.	188	4,367

		71,209

Energy Services—1.2%
Halliburton Co.	136	4,223
Smith International, Inc.	80	3,285

		7,508

Financial Services—11.5%
A.G. Edwards, Inc.	110	6,962
Citigroup, Inc.	420	23,394
JPMorgan Chase & Co.	376	18,161
Lehman Brothers Holdings, Inc.	65	5,078
Mellon Financial Corp.	164	6,912
The Bear Stearns Cos., Inc.	73	11,883

		72,390

Food & Beverages—1.1%
Coca-Cola Enterprises, Inc.	200	4,084
The Coca-Cola Co.	57	2,750

		6,834

Forest & Paper Products—2.7%
Ball Corp.	135	5,886
Kimberly-Clark Corp.	84	5,708
Owens-Illinois, Inc. (a)	305	5,627

		17,221

Health Services—4.5%
Community Health Systems, Inc. (a)	160	5,843
Medco Health Solutions, Inc. (a)	155	8,283
Triad Hospitals, Inc. (a)	105	4,392
WellPoint, Inc. (a)	125	9,837

		28,355

Insurance—7.8%
American International Group, Inc.	231	16,553
Aon Corp.	280	9,895
Lincoln National Corp.	71	4,714
The Allstate Corp.	70	4,558
The Hartford Financial Services
Group, Inc.	50	4,666
The St. Paul Travelers Cos., Inc.	165	8,859

		49,245

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)
Leisure & Entertainment—5.1%
Gannett Co., Inc.	64	$3,869
McDonald’s Corp.	160	7,093
News Corp., Class A	211	4,532
Time Warner, Inc.	395	8,603
Viacom, Inc., Class B (a)	190	7,796

		31,893

Manufacturing—9.6%
3M Co.	35	2,728
Alliant Techsystems, Inc. (a)	50	3,910
General Electric Co.	635	23,628
Honeywell International, Inc.	191	8,641
Ingersoll-Rand Co., Ltd., Class A	160	6,261
Pitney Bowes, Inc.	92	4,249
Textron, Inc.	50	4,688
Tyco International, Ltd.	110	3,344
United Technologies Corp.	48	3,001

		60,450

Medical Products—1.3%
Johnson & Johnson	125	8,252

Printing & Publishing—0.7%
R.H. Donnelley Corp. (a)	74	4,642

Real Estate—0.9%
CBL & Associates Properties, Inc.	125	5,419

Retail—0.7%
Liz Claiborne, Inc.	100	4,346

Description	Shares	Value

Semiconductors & Components—2.5%
Analog Devices, Inc.	100	$3,287
Flextronics International, Ltd. (a)	450	5,166
Intel Corp.	211	4,273
Texas Instruments, Inc.	105	3,024

		15,750

Technology—0.9%
International Business Machines Corp.	60	5,829

Technology Hardware—2.8%
Avaya, Inc. (a)	237	3,313
EMC Corp. (a)	398	5,254
Hewlett-Packard Co.	120	4,943
Tellabs, Inc. (a)	415	4,258

		17,768

Telecommunications—7.7%
ALLTEL Corp.	100	6,048
AT&T, Inc.	555	19,841
Sprint Nextel Corp.	555	10,484
Verizon Communications, Inc.	334	12,438

		48,811

Transportation—0.5%
Teekay Shipping Corp.	72	3,141

Total Common Stocks (Identified cost $601,661)		638,079

Total Investments—101.2% (Identified cost $601,661) (b)		$638,079

Liabilities in Excess of Cash and Other Assets—(1.2)%		(7,387)

Net Assets—100.0%		$630,692

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks—98.0%

Alcohol & Tobacco—1.9%
Altria Group, Inc.	28,800	$2,471,616

Banking—4.9%
Bank of America Corp.	59,914	3,198,809
The Bank of New York Co., Inc.	55,425	2,182,082
Washington Mutual, Inc.	22,200	1,009,878

		6,390,769

Building & Construction—0.5%
Masco Corp.	22,700	678,049

Chemicals—3.7%
Cabot Corp.	24,760	1,078,793
Du Pont (E.I.) de Nemours & Co.	24,180	1,177,808
Sigma-Aldrich Corp.	7,400	575,128
The Dow Chemical Co.	48,800	1,949,072

		4,780,801

Commercial Services—4.8%
Automatic Data Processing, Inc.	26,975	1,328,519
DST Systems, Inc. (a)	21,300	1,334,019
First Data Corp.	75,700	1,931,864
Idearc, Inc. (a)	55,100	1,578,615

		6,173,017

Computer Software—6.3%
Microsoft Corp.	199,435	5,955,129
Oracle Corp. (a)	123,410	2,115,248

		8,070,377

Consumer Products—2.2%
Fortune Brands, Inc.	18,145	1,549,401
The Stanley Works	26,785	1,347,018

		2,896,419

Drugs—7.0%
Barr Pharmaceuticals, Inc. (a)	25,300	1,268,036
Biogen Idec, Inc. (a)	27,500	1,352,725
Pfizer, Inc.	88,510	2,292,409
Sepracor, Inc. (a)	24,900	1,533,342
Wyeth	51,000	2,596,920

		9,043,432

Energy Integrated—5.9%
Chevron Corp.	36,593	2,690,683
ConocoPhillips	34,860	2,508,177
Hess Corp.	17,600	872,432
Massey Energy Co.	68,000	1,579,640

		7,650,932

Description	Shares	Value

Energy Services—2.1%
BJ Services Co.	39,870	$1,168,988
Halliburton Co.	11,300	350,865
The Williams Cos., Inc.	47,000	1,227,640

		2,747,493

Financial Services—8.9%
A.G. Edwards, Inc.	28,400	1,797,436
Ameriprise Financial, Inc.	29,970	1,633,365
Citigroup, Inc.	37,422	2,084,406
JPMorgan Chase & Co.	33,891	1,636,935
Mellon Financial Corp.	64,600	2,722,890
The Bear Stearns Cos., Inc.	10,130	1,648,961

		11,523,993

Food & Beverages—2.0%
Coca-Cola Enterprises, Inc.	123,900	2,530,038

Forest & Paper Products—3.9%
Ball Corp.	32,515	1,417,654
Kimberly-Clark Corp.	27,380	1,860,471
Louisiana-Pacific Corp.	84,140	1,811,534

		5,089,659

Health Services—2.0%
Laboratory Corp. of America Holdings (a)	20,955	1,539,564
Service Corp. International	99,000	1,014,750

		2,554,314

Insurance—4.4%
Aon Corp.	14,600	515,964
Marsh & McLennan Cos., Inc.	61,400	1,882,524
PartnerRe, Ltd.	22,306	1,584,395
The Allstate Corp.	25,800	1,679,838

		5,662,721

Leisure & Entertainment—5.1%
Apollo Group, Inc., Class A (a)	19,400	756,018
Gannett Co., Inc.	29,460	1,781,152
News Corp., Class A	99,680	2,141,126
Time Warner, Inc.	84,800	1,846,944

		6,525,240

Manufacturing—7.7%
Honeywell International, Inc.	41,893	1,895,239
Ingersoll-Rand Co., Ltd., Class A	51,410	2,011,673
Pitney Bowes, Inc.	50,500	2,332,595
Tyco International, Ltd.	59,160	1,798,464
United Technologies Corp.	29,480	1,843,090

		9,881,061

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Medical Products—2.3%

Hospira, Inc. (a)	27,700	$930,166
Johnson & Johnson	29,960	1,977,959

		2,908,125

Printing & Publishing—1.5%
R.H. Donnelley Corp. (a)	30,259	1,898,147

Real Estate—1.0%
CBL & Associates Properties, Inc.	30,800	1,335,180

Retail—5.2%
CVS Corp.	55,100	1,703,141
Dollar Tree Stores, Inc. (a)	40,120	1,207,612
Liz Claiborne, Inc.	50,465	2,193,209
The Kroger Co.	68,000	1,568,760

		6,672,722

Semiconductors & Components—1.3%
Flextronics International, Ltd. (a)	87,100	999,908
Solectron Corp. (a)	196,100	631,442

		1,631,350

Technology—2.6%
International Business Machines Corp.	34,490	3,350,704

Technology Hardware—5.7%
Avaya, Inc. (a)	126,175	1,763,927
Cisco Systems, Inc. (a)	70,955	1,939,200
Dell, Inc. (a)	55,200	1,384,968
EMC Corp. (a)	123,000	1,623,600
Sun Microsystems, Inc. (a)	126,300	684,546

		7,396,241

Description	Shares	Value

Telecommunications—5.1%
ALLTEL Corp.	42,413	$2,565,138
Sprint Nextel Corp.	126,066	2,381,387
Verizon Communications, Inc.	44,300	1,649,732

		6,596,257

Total Common Stocks (Identified cost $113,765,725)	.	126,458,657

	Principal Amount (000)

Repurchase Agreement—1.9%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $1,860,000 United States Treasury Bond, 7.625%, 02/15/25, with a value of $2,511,000) Proceeds of $2,462,176 (Identified cost $2,461,000)	$2,461	2,461,000

Total Investments—99.9% (Identified cost $116,226,725) (b)		$128,919,657
Cash and Other Assets in Excess of Liabilities—0.1%		110,743

Net Assets—100.0%		$129,030,400

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Mid Cap Portfolio

Common Stocks—93.2%

Banking—1.2%
Hudson City Bancorp, Inc.	275,700	$3,826,716

Chemicals—3.2%
Cabot Corp.	76,600	3,337,462
Celanese Corp., Series A	137,600	3,561,088
Sigma-Aldrich Corp.	40,800	3,170,976

		10,069,526

Commercial Services—4.5%
DST Systems, Inc. (a)	105,900	6,632,517
Idearc, Inc. (a)	123,200	3,529,680
Republic Services, Inc.	100,800	4,099,536

		14,261,733

Computer Software—0.5%
Compuware Corp. (a)	196,500	1,636,845

Consumer Products—3.1%
Fortune Brands, Inc.	53,100	4,534,209
The Stanley Works	104,200	5,240,218

		9,774,427

Drugs—3.1%
Barr Pharmaceuticals, Inc. (a)	61,100	3,062,332
Sepracor, Inc. (a)	57,900	3,565,482
Warner Chilcott, Ltd.	236,100	3,262,902

		9,890,716

Energy—1.1%
Covanta Holding Corp. (a)	150,800	3,323,632

Energy Integrated—3.0%
Foundation Coal Holdings, Inc.	58,500	1,857,960
Massey Energy Co.	203,300	4,722,659
Sunoco, Inc.	45,600	2,843,616

		9,424,235

Energy Services—3.3%
BJ Services Co.	114,900	3,368,868
Smith International, Inc.	78,200	3,211,674
The Williams Cos., Inc.	143,200	3,740,384

		10,320,926

Financial Services—5.1%
A.G. Edwards, Inc.	64,000	4,050,560
Ameriprise Financial, Inc.	102,100	5,564,450
Mellon Financial Corp.	154,000	6,491,100

		16,106,110

Description	Shares	Value

Food & Beverages—3.7%
Coca-Cola Enterprises, Inc.	325,900	$6,654,878
Pilgrim’s Pride Corp.	169,400	4,985,442

		11,640,320

Forest & Paper Products—4.5%
Ball Corp.	95,300	4,155,080
Louisiana-Pacific Corp.	187,100	4,028,263
Owens-Illinois, Inc. (a)	162,100	2,990,745
Temple-Inland, Inc.	63,600	2,927,508

		14,101,596

Health Services—4.6%
Laboratory Corp. of America Holdings (a)	43,600	3,203,292
Service Corp. International	580,800	5,953,200
Triad Hospitals, Inc. (a)	128,700	5,383,521

		14,540,013

Insurance—12.2%
Aon Corp.	119,200	4,212,528
Lincoln National Corp.	99,634	6,615,698
OneBeacon Insurance Group, Ltd.	118,500	3,318,000
PartnerRe, Ltd.	85,300	6,058,859
Protective Life Corp.	172,800	8,208,000
RenaissanceRe Holdings, Ltd.	104,900	6,294,000
Willis Group Holdings, Ltd.	93,800	3,724,798

		38,431,883

Leisure & Entertainment—3.4%
Apollo Group, Inc., Class A (a)	44,200	1,722,474
Belo Corp., Class A	230,300	4,230,611
Royal Caribbean Cruises, Ltd.	113,100	4,680,078

		10,633,163

Manufacturing—5.3%
Dover Corp.	116,500	5,710,830
Hubbell, Inc., Class B	95,200	4,303,992
Pitney Bowes, Inc.	144,700	6,683,693

		16,698,515

Medical Products—1.5%
Hospira, Inc. (a)	50,400	1,692,432
Invitrogen Corp. (a)	54,200	3,067,178

		4,759,610

Printing & Publishing—2.1%
R.H. Donnelley Corp. (a)	107,735	6,758,216

Real Estate—2.3%
CBL & Associates Properties, Inc.	94,100	4,079,235
Health Care Property Investors, Inc.	90,500	3,332,210

		7,411,445

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)

Retail—6.9%
Dollar Tree Stores, Inc. (a)	142,800	$4,298,280
Liz Claiborne, Inc.	157,600	6,849,296
Pacific Sunwear of California, Inc. (a)	156,800	3,070,144
The Kroger Co.	260,900	6,018,963
The Talbots, Inc.	67,700	1,631,570

		21,868,253

Semiconductors & Components—4.2%
Analog Devices, Inc.	76,600	2,517,842
Flextronics International, Ltd. (a)	383,400	4,401,432
Solectron Corp. (a)	1,125,000	3,622,500
Vishay Intertechnology, Inc. (a)	208,500	2,823,090

		13,364,864

Technology Hardware—7.3%
Arrow Electronics, Inc. (a)	153,600	4,846,080
Avaya, Inc. (a)	465,700	6,510,486
CDW Corp.	32,400	2,278,368
Ingram Micro, Inc., Class A (a)	189,400	3,865,654
KLA-Tencor Corp.	29,900	1,487,525
Sun Microsystems, Inc. (a)	722,700	3,917,034

		22,905,147

Telecommunications—3.9%
ALLTEL Corp.	113,947	6,891,515
Citizens Communications Co.	385,300	5,536,761

		12,428,276

Description	Shares	Value

Transportation—3.2%
Laidlaw International, Inc.	115,200	$3,505,536
Overseas Shipholding Group, Inc.	46,200	2,601,060
YRC Worldwide, Inc. (a)	103,300	3,897,509

		10,004,105

Total Common Stocks (Identified cost $261,269,360)		294,180,272

	Principal Amount (000)

Repurchase Agreement—5.6%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $14,795,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $18,099,241) Proceeds of $17,748,476 (Identified cost $17,740,000).	$17,740	17,740,000

Total Investments—98.8% (Identified cost $279,009,360) (b)		$311,920,272
Cash and Other Assets in Excess of Liabilities—1.2%		3,857,059

Net Assets—100.0%		$315,777,331

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Small Cap Portfolio

Common Stocks—96.0%

Banking—10.0%
Bank of the Ozarks, Inc. (c)	87,900	$2,905,974
BankUnited Financial Corp., Class A (c)	93,400	2,611,464
First Community Bancorp (c)	60,100	3,141,427
Franklin Bank Corp. (a), (c)	103,600	2,127,944
Prosperity Bancshares, Inc. (c)	56,400	1,946,364
Provident Bankshares Corp. (c)	66,700	2,374,520
Sterling Bancshares, Inc. (c)	247,650	3,224,403
United Bankshares, Inc. (c)	45,600	1,762,440
Wintrust Financial Corp. (c)	64,200	3,082,884

		23,177,420

Building & Construction—2.4%
AMCOL International Corp. (c)	63,900	1,772,586
Builders FirstSource, Inc. (a), (c)	23,400	417,222
Perini Corp. (a), (c)	60,300	1,856,034
Watsco, Inc. (c)	33,100	1,560,996

		5,606,838

Commercial Services—9.4%
Arbitron, Inc. (c)	39,370	1,710,233
G & K Services, Inc. (c)	78,700	3,060,643
John H. Harland Co. (c)	56,400	2,831,280
Navigant Consulting, Inc. (a), (c)	105,300	2,080,728
Rollins, Inc. (c)	110,600	2,445,366
Tetra Tech, Inc. (a), (c)	97,000	1,754,730
United Rentals, Inc. (a), (c)	54,900	1,396,107
Waste Connections, Inc. (a), (c)	50,700	2,106,585
Watson Wyatt Worldwide, Inc. (c)	26,700	1,205,505
Wright Express Corp. (a), (c)	101,400	3,160,638

		21,751,815

Computer Software—1.8%
Agile Software Corp. (a), (c)	274,300	1,686,945
Secure Computing Corp. (a), (c)	384,600	2,522,976

		4,209,921

Consumer Products—7.4%
Central Garden & Pet Co. (a), (c)	66,600	3,224,772
Ethan Allen Interiors, Inc. (c)	27,500	993,025
Fossil, Inc. (a), (c)	95,100	2,147,358
Matthews International Corp., Class A (c)	59,700	2,349,195
Physicians Formula Holdings, Inc. (c)	126,700	2,368,023
Polaris Industries, Inc. (c)	43,600	2,041,788
Sealy Corp. (c)	144,800	2,135,800
WMS Industries, Inc. (a), (c)	52,200	1,819,692

		17,079,653

Description	Shares	Value

Electric—0.4%
Cleco Corp.	36,900	$930,987

Energy Exploration & Production—1.8%
Brigham Exploration Co. (a), (c)	206,800	1,511,708
The Exploration Co. of Delaware (a), (c)	202,378	2,699,722

		4,211,430

Energy Integrated—0.5%
Foundation Coal Holdings, Inc. (c)	33,000	1,048,080

Energy Services—2.6%
Complete Production Services, Inc. (c)	87,600	1,857,120
Hercules Offshore, Inc. (a), (c)	38,800	1,121,320
W-H Energy Services, Inc. (a), (c)	64,200	3,125,898

		6,104,338

Financial Services—2.0%
Waddell & Reed Financial, Inc. (c)	166,100	4,544,496

Forest & Paper Products—0.3%
Silgan Holdings, Inc. (c)	14,000	614,880

Gas Utilities—0.0%
South Jersey Industries, Inc. (c)	1,200	40,092

Health Services—4.0%
BioScrip, Inc. (a), (c)	262,400	907,904
Centene Corp. (a), (c)	80,300	1,972,971
Five Star Quality Care, Inc. (a), (c)	179,800	2,004,770
Hanger Orthopedic Group, Inc. (a), (c)	190,800	1,436,724
inVentiv Health, Inc. (a)	12,000	424,200
LifePoint Hospitals, Inc. (a), (c)	77,200	2,601,640

		9,348,209

Insurance—3.4%
Arch Capital Group, Ltd. (a)	35,900	2,427,199
Aspen Insurance Holdings, Ltd. (c)	81,600	2,150,976
Max Re Capital, Ltd. (c)	78,700	1,953,334
RLI Corp. (c)	22,000	1,241,240

		7,772,749

Leisure & Entertainment—2.1%
Bally Technologies, Inc. (a), (c)	73,000	1,363,640
CBRL Group, Inc.	43,700	1,956,012
RARE Hospitality International, Inc. (a), (c)	50,500	1,662,965

		4,982,617

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Small Cap Portfolio (continued)

Manufacturing—7.8%
Altra Holdings, Inc.	96,800	$1,360,040
Applied Signal Technology, Inc. (c)	135,000	1,898,100
Columbus McKinnon Corp. (a), (c)	76,500	1,608,030
DRS Technologies, Inc. (c)	38,200	2,012,376
Esterline Technologies Corp. (a), (c)	40,500	1,629,315
Insteel Industries, Inc.	88,600	1,576,194
Kennametal, Inc.	27,800	1,636,030
Knoll, Inc.	107,700	2,369,400
Ladish Co., Inc. (a), (c)	69,100	2,562,228
RBC Bearings, Inc. (a), (c)	53,800	1,541,908

		18,193,621

Medical Products—2.9%
American Medical Systems Holdings, Inc. (a), (c)	85,200	1,577,904
Pharmanet Development Group, Inc. (a), (c)	84,800	1,871,536
Symmetry Medical, Inc. (a), (c)	121,000	1,673,430
Wright Medical Group, Inc. (a), (c)	73,000	1,699,440

		6,822,310

Metals & Mining—1.9%
Cleveland-Cliffs, Inc. (c)	25,400	1,230,376
Coeur d’Alene Mines Corp. (a), (c)	295,200	1,461,240
Quanex Corp. (c)	51,600	1,784,844

		4,476,460

Real Estate—5.4%
Ashford Hospitality Trust (c)	242,400	3,017,880
Brandywine Realty Trust (c)	57,400	1,908,550
Cousins Properties, Inc. (c)	65,400	2,306,658
Healthcare Realty Trust, Inc. (c)	63,300	2,502,882
MFA Mortgage Investments, Inc.	367,700	2,827,613

		12,563,583

Retail—5.0%
Guitar Center, Inc. (a), (c)	75,900	3,450,414
Pacific Sunwear of California, Inc. (a), (c)	112,600	2,204,708
Stein Mart, Inc. (c)	44,500	590,070
The Finish Line, Inc. (c)	121,400	1,733,592
The Timberland Co. (a), (c)	57,300	1,809,534
Tractor Supply Co. (a), (c)	39,500	1,766,045

		11,554,363

Semiconductors & Components—10.8%
Actel Corp. (a)	114,300	2,075,688
Benchmark Electronics, Inc. (a), (c)	83,875	2,043,195
Coherent, Inc. (a), (c)	90,700	2,863,399

Description	Shares	Value

CPI International, Inc.	162,600	$2,439,000
Exar Corp. (a), (c)	197,000	2,561,000
FARO Technologies, Inc. (a), (c)	97,300	2,339,092
Integrated Device Technology, Inc. (a), (c)	172,000	2,662,560
Microsemi Corp. (a), (c)	106,900	2,100,585
Plexus Corp. (a), (c)	72,300	1,726,524
Semtech Corp. (a), (c)	186,500	2,437,555
TTM Technologies, Inc. (a)	164,100	1,859,253

		25,107,851

Services—1.1%
Perot Systems Corp., Class A (a), (c)	148,700	2,437,193

Technology Hardware—10.2%
Avid Technology, Inc. (a), (c)	39,700	1,479,222
Avocent Corp. (a), (c)	85,400	2,890,790
Brightpoint, Inc. (a), (c)	140,100	1,884,345
C-COR, Inc. (a), (c)	123,593	1,376,826
Emulex Corp. (a)	28,900	563,839
FEI Electronics Corp. (a), (c)	96,700	2,549,979
Houston Wire & Cable Co. (c)	75,900	1,586,310
Ixia (a), (c)	170,400	1,635,840
Komag, Inc. (a), (c)	61,800	2,340,984
LTX Corp. (a), (c)	184,000	1,030,400
Powerwave Technologies, Inc. (a), (c)	270,200	1,742,790
Rogers Corp. (a), (c)	27,100	1,602,965
SafeNet, Inc. (a), (c)	127,600	3,054,744

		23,739,034

Telecommunications—0.6%
Alaska Communications Systems Group, Inc. (c)	88,400	1,342,796

Transportation—2.2%
AirTran Holdings, Inc. (a), (c)	235,700	2,767,118
American Commercial Lines, Inc. (a), (c)	16,800	1,100,568
Hub Group, Inc., Class A (a), (c)	43,700	1,203,935

		5,071,621

Total Common Stocks (Identified cost $200,238,523)		222,732,357

Short-Term Investments—24.3%

Collateral for Securities on Loan—20.7%
State Street Navigator Securities Lending Prime Portfolio, 5.32% (e), (f)	48,015,686	48,015,686

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard Small Cap Portfolio (concluded)

Repurchase Agreement—3.6%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $7,025,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $8,593,928) Proceeds of $8,425,023	$8,421	$8,421,000

Total Short-Term Investments (Identified cost $56,436,686)		56,436,686

Description	Value

Total Investments—120.3% (Identified cost $256,675,209) (b)	$279,169,043
Liabilities in Excess of Cash and Other Assets—(20.3)%	(47,058,577)

Net Assets—100.0%	$232,110,466

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard U.S. Small Cap Equity Growth Portfolio

Common Stocks—91.4%

Building & Construction—1.4%
PGT, Inc.	4,180	$52,877

Commercial Services—4.1%
Huron Consulting Group, Inc. (a)	2,300	104,282
World Fuel Services Corp.	1,200	53,352

		157,634

Computer Software—2.3%
DivX, Inc.	2,400	55,368
webMethods, Inc. (a)	4,220	31,059

		86,427

Drugs—2.1%
Adams Respiratory Therapeutics, Inc. (a)	1,975	80,600

Energy Exploration & Production—2.7%
Edge Petroleum Corp. (a)	2,000	36,480
EXCO Resources, Inc.	4,000	67,640

		104,120

Energy Integrated—1.0%
Holly Corp.	770	39,578

Energy Services—2.9%
Dril-Quip, Inc. (a)	2,810	110,040

Financial Services—1.1%
NewStar Financial, Inc.	2,235	41,236

Health Services—1.9%
Healthspring, Inc.	3,505	71,327

Insurance—2.0%
Aspen Insurance Holdings, Ltd.	2,920	76,971

Leisure & Entertainment—5.6%
Life Time Fitness, Inc. (a)	2,510	121,760
Orient-Express Hotels, Ltd., Class A	1,220	57,730
Panera Bread Co., Class A (a)	615	34,385

		213,875

Manufacturing—24.4%
A.S.V., Inc. (a)	2,030	33,028
BE Aerospace, Inc. (a)	4,730	121,467
Canadian Solar, Inc.	3,030	31,754
Gardner Denver, Inc. (a)	3,370	125,735
Gibraltar Industries, Inc.	3,320	78,053

Description	Shares	Value

Hubbell, Inc., Class B	2,225	$100,592
Kennametal, Inc.	2,225	130,941
Mueller Water Products, Inc.	4,580	68,105
RBC Bearings, Inc. (a)	5,025	144,017
Trinity Industries, Inc.	2,712	95,462

		929,154

Medical Products—14.5%
Aspect Medical Systems, Inc. (a)	3,315	62,355
Barrier Therapeutics, Inc. (a)	13,320	100,433
Dexcom, Inc. (a)	6,130	60,442
Intuitive Surgical, Inc. (a)	740	70,966
Mentor Corp.	1,300	63,531
PDL BioPharma, Inc. (a)	4,075	82,070
Sirona Dental Systems, Inc.	1,400	53,914
Wright Medical Group, Inc. (a)	2,540	59,131

		552,842

Metals & Mining—6.9%
Century Aluminum Co. (a)	1,950	87,067
Reliance Steel & Aluminum Co.	4,450	175,241

		262,308

Real Estate—1.5%
FelCor Lodging Trust, Inc.	2,660	58,094

Retail—4.2%
Dick’s Sporting Goods, Inc. (a)	1,880	92,101
Urban Outfitters, Inc. (a)	3,030	69,781

		161,882

Semiconductors & Components—2.4%
Diodes, Inc. (a)	1,200	42,576
Smart Modular Technologies (WWH), Inc.	3,680	49,533

		92,109

Technology Hardware—10.4%
ADTRAN, Inc.	2,380	54,026
Atheros Communications (a)	3,350	71,422
FormFactor, Inc. (a)	2,450	91,262
Ingram Micro, Inc., Class A (a)	3,715	75,823
Synaptics, Inc. (a)	1,585	47,059
Varian Semiconductor Equipment Associates, Inc. (a)	1,280	58,266

		397,858

Total Common Stocks (Identified cost $3,435,998)		3,488,932

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard U.S. Small Cap Equity Growth Portfolio (concluded)

Repurchase Agreement—8.7%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $280,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $342,534) Proceeds of $332,159 (Identified cost $332,000)	$332	$332,000

Description		Value

Total Investments—100.1% (Identified cost $3,767,998) (b)		$3,820,932
Liabilities in Excess of Cash and Other Assets—(0.1)%		(4,707)

Net Assets—100.0%		$3,816,225

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks—95.8%

Belgium—1.7%
InBev NV	200,461	$13,201,041

Brazil—0.6%
Petroleo Brasileiro SA ADR	42,300	4,356,477

Egypt—0.6%
Orascom Telecom Holding SAE GDR	64,200	4,237,200

Finland—0.9%
Fortum Oyj	242,700	6,899,987

France—13.6%
Axa (c)	177,524	7,179,605
BNP Paribas (c)	138,100	15,051,032
France Telecom SA (c)	542,700	14,992,484
Lafarge SA (c)	51,828	7,702,259
Sanofi-Aventis (c)	183,097	16,888,796
Total SA (c)	310,796	22,397,282
Vivendi (c)	458,100	17,886,626

Total France		102,098,084

Germany—4.2%
Adidas AG (c)	141,300	7,030,055
Allianz AG	35,300	7,203,825
DaimlerChrysler AG	172,000	10,614,610
KarstadtQuelle AG (a), (c)	227,162	6,578,059

Total Germany		31,426,549

Ireland—2.2%
Bank of Ireland	335,060	7,731,974
CRH PLC	207,321	8,622,530

Total Ireland		16,354,504

Italy—7.4%
Banco Popolare di Verona e Novara Scrl (c)	290,760	8,339,186
Capitalia SpA (c)	833,688	7,882,291
Enel SpA (c)	1,273,050	13,119,104
Eni SpA (c)	366,230	12,305,041
UniCredito Italiano SpA (c)	1,564,667	13,699,974

Total Italy		55,345,596

Japan—18.1%
Daito Trust Construction Co., Ltd.	132,300	6,062,339
East Japan Railway Co.	873	5,824,640
Hoya Corp.	214,900	8,368,394
Keyence Corp.	32,700	8,093,013
Mitsubishi UFJ Financial Group, Inc.	741	9,141,622

Description	Shares	Value

Nidec Corp.	132,900	$10,261,256
Nissan Motor Co., Ltd.	1,110,900	13,360,075
Nomura Holdings, Inc.	600,200	11,308,371
Sega Sammy Holdings, Inc.	275,500	7,421,888
Sumitomo Mitsui Financial Group, Inc.	1,489	15,245,521
Takeda Pharmaceutical Co., Ltd.	104,700	7,178,876
The Sumitomo Trust and Banking Co., Ltd.	1,125,000	11,782,972
THK Co., Ltd.	223,100	5,748,118
Tokyo Gas Co., Ltd.	1,896,000	10,072,326
Yamada Denki Co., Ltd.	69,850	5,920,734

Total Japan		135,790,145

Netherlands—1.8%
TNT NV	316,400	13,593,062

New Zealand—1.1%
Telecom Corp. of New Zealand, Ltd. (c)	2,320,800	7,952,882

Norway—0.9%
Statoil ASA (c)	262,950	6,978,806

Russia—0.5%
Mobile TeleSystems Sponsored ADR	81,300	4,080,447

Singapore—1.2%
Singapore Telecommunications, Ltd. (c)	4,389,000	9,382,728

South Korea—1.2%
Hyundai Motor Co., Ltd.	33,200	2,406,108
Kookmin Bank Sponsored ADR	82,400	6,644,736

Total South Korea		9,050,844

Spain—2.0%
Banco Bilbao Vizcaya Argentaria SA	616,734	14,833,801

Sweden—1.0%
Telefonaktiebolaget LM Ericsson, B Shares	1,805,900	7,296,965

Switzerland—9.6%
Compagnie Financiere Richemont AG, A Shares	169,700	9,870,320
Credit Suisse Group	259,559	18,126,816
Nestle SA	48,576	17,230,612
Novartis AG	358,300	20,619,788
Zurich Financial Services AG	24,300	6,529,369

Total Switzerland		72,376,905

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Turkey—0.9%
Turkcell Iletisim Hizmetleri AS ADR (c)	486,400	$6,508,032

United Kingdom—26.3%
BAE Systems PLC	1,738,800	14,488,667
BP PLC	1,210,970	13,450,035
Diageo PLC	713,942	14,007,849
Friends Provident PLC	1,681,500	7,141,357
Gallaher Group PLC	469,334	10,531,257
GlaxoSmithKline PLC	622,500	16,374,301
Imperial Tobacco Group PLC	380,740	14,977,824
ITV PLC	2,827,700	5,893,959
Kingfisher PLC	1,034,900	4,830,710
Lloyds TSB Group PLC	700,600	7,836,290
Marks & Spencer Group PLC	570,538	8,006,227
National Grid PLC	1,245,027	17,958,514
Northern Rock PLC	306,000	7,054,900
Old Mutual PLC	3,123,092	10,650,787
Reckitt Benckiser PLC	248,700	11,360,587
Tesco PLC	1,586,100	12,556,634
Vodafone Group PLC	7,342,683	20,334,587

Total United Kingdom		197,454,485

Total Common Stocks (Identified cost $588,653,624)		719,218,540

Preferred Stock—0.9%

Brazil—0.9%
Tele Norte Leste Participacoes SA ADR (Identified cost $6,911,694) (c)	471,900	7,040,748

Description	Shares	Value

Short-Term Investments—21.5%

Collateral for Securities on Loan—20.4%
State Street Navigator Securities Lending Prime Portfolio, 5.32% (e), (f)	152,864,845	$152,864,845

	Principal Amount (000)

Repurchase Agreement—1.1%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $6,405,000 United States Treasury Bond, 8.50%, 02/15/20, with a value of $8,838,945) Proceeds of $8,663,137	$8,659	8,659,000

Total Short-Term Investments (Identified cost $161,523,845)		161,523,845

Total Investments—118.2% (Identified cost $757,089,163) (b)		$887,783,133
Liabilities in Excess of Cash and Other Assets—(18.2)%		(136,980,597)

Net Assets—100.0%		$750,802,536

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks—98.7%

Finland—2.0%
Nokia Oyj Sponsored ADR	28,800	$585,216

France—12.4%
Axa Sponsored ADR	16,800	677,544
Sanofi-Aventis ADR	17,500	807,975
Societe Generale Sponsored ADR	18,500	627,890
Suez SA Sponsored ADR	12,100	628,716
Total SA Sponsored ADR	12,200	877,424

Total France		3,619,549

Germany—4.1%
Adidas AG Sponsored ADR	11,000	275,550
DaimlerChrysler AG	4,800	296,222
Siemens AG Sponsored ADR	6,200	611,010

Total Germany		1,182,782

Ireland—4.3%
Allied Irish Banks PLC Sponsored ADR	11,500	698,970
CRH PLC Sponsored ADR	13,200	561,000

Total Ireland		1,259,970

Italy—4.3%
Eni SpA Sponsored ADR	8,200	551,696
SanPaolo IMI SpA Sponsored ADR	14,850	689,486

Total Italy		1,241,182

Japan—14.3%
Canon, Inc. Sponsored ADR	10,350	585,706
Hoya Corp. Sponsored ADR	8,200	319,390
Mitsubishi UFJ Financial Group, Inc. ADR	57,200	712,140
Mitsui Sumitomo Insurance Co., Ltd. ADR	4,100	448,005
Nissan Motor Co., Ltd. Sponsored ADR	33,600	815,472
Nomura Holdings, Inc. ADR	41,000	776,540
Sumitomo Mitsui Financial Group, Inc. ADR	49,100	505,730

Total Japan		4,162,983

Netherlands—4.1%
Heineken NV ADR	24,400	579,988
TNT NV ADR	14,400	620,352

Total Netherlands		1,200,340

Description	Shares	Value

Singapore—2.2%
Singapore Telecommunications, Ltd. ADR	30,500	$645,075

South Korea—3.8%
Hyundai Motor Co., Ltd. GDR (a)	14,300	292,149
Kookmin Bank	5,400	434,903
Samsung Electronics Co., Ltd. GDR (d)	1,200	394,800

Total South Korea		1,121,852

Sweden—2.0%
Telefonaktiebolaget LM Ericsson Sponsored ADR	14,700	591,381

Switzerland—13.3%
Credit Suisse Group Sponsored ADR	9,100	635,635
Nestle SA Sponsored ADR	11,200	994,000
Novartis AG ADR	19,400	1,114,336
Swiss Reinsurance Co. Sponsored ADR	3,400	288,796
UBS AG	9,300	561,069
Zurich Financial Services AG ADR	11,100	296,925

Total Switzerland		3,890,761

Turkey—1.5%
Turkcell Iletisim Hizmetleri AS ADR	32,900	440,202

United Kingdom—30.4%
BAE Systems PLC	35,900	299,139
Barclays PLC Sponsored ADR	17,100	994,194
BP PLC Sponsored ADR	10,900	731,390
Cadbury Schweppes PLC Sponsored ADR	13,800	592,434
Diageo PLC Sponsored ADR	9,500	753,445
Gallaher Group PLC Sponsored ADR	4,900	440,755
GlaxoSmithKline PLC ADR	14,800	780,848
HSBC Holdings PLC Sponsored ADR	9,000	824,850
Imperial Tobacco Group PLC ADR	10,600	837,718
Lloyds TSB Group PLC Sponsored ADR	9,900	448,767
Tesco PLC Sponsored ADR	27,000	641,247
Unilever PLC Sponsored ADR	22,540	627,063
Vodafone Group PLC Sponsored ADR	32,950	915,351

Total United Kingdom		8,887,201

Total Common Stocks (Identified cost $23,320,862)		28,828,494

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard International Equity Select Portfolio (concluded)

Repurchase Agreement—1.1%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $275,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $336,417) Proceeds of $328,157 (Identified cost $328,000)	$328	$328,000

Description	Value

Total Investments—99.8% (Identified cost $23,648,862) (b)	$29,156,494
Cash and Other Assets in Excess of Liabilities—0.2%	65,333

Net Assets—100.0%	$29,221,827

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks—95.4%

Egypt—3.0%
Eastern Tobacco	95,610	$5,189,600
Egyptian Company for Mobile Services	168,870	5,322,232

Total Egypt		10,511,832

Finland—2.4%
Sampo Oyj, A Shares	313,300	8,378,342

France—13.3%
Axa	197,563	7,990,043
Lafarge SA	41,417	6,155,060
Sanofi-Aventis	95,900	8,845,779
Schneider Electric SA	40,623	4,505,030
Total SA	183,252	13,205,919
Vivendi	168,361	6,573,696

Total France		47,275,527

Germany—8.8%
DaimlerChrysler AG	137,600	8,491,688
Hypo Real Estate Holding AG	102,400	6,446,324
KarstadtQuelle AG (a)	193,690	5,608,791
Puma AG	13,968	5,445,920
Wincor Nixdorf AG	34,471	5,357,350

Total Germany		31,350,073

Indonesia—2.0%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	156,400	7,131,840

Ireland—4.9%
Bank of Ireland	315,800	7,287,523
CRH PLC	240,925	10,021,642

Total Ireland		17,309,165

Italy—4.3%
Capitalia SpA	807,400	7,633,745
UniCredito Italiano SpA	879,852	7,703,843

Total Italy		15,337,588

Japan—16.8%
Benesse Corp.	163,400	6,212,094
Daito Trust Construction Co., Ltd.	92,000	4,215,685
Ichiyoshi Securities Co., Ltd.	390,300	5,624,146
Keyence Corp.	30,600	7,573,279
Nissan Motor Co., Ltd.	1,006,200	12,100,916

Description	Shares	Value

Sompo Japan Insurance, Inc.	317,000	$3,870,882
Sumitomo Mitsui Financial Group, Inc.	871	8,917,964
Takamatsu Corp.	214,500	3,170,110
USS Co., Ltd.	118,610	7,714,552

Total Japan		59,399,628

Mexico—1.6%
Kimberly-Clark de Mexico SAB de CV, Series A	1,256,000	5,788,767

Netherlands—2.1%
TNT NV	176,557	7,585,178

South Africa—1.6%
Edgars Consolidated Stores, Ltd.	1,037,027	5,737,606

South Korea—1.8%
Kookmin Bank Sponsored ADR	77,000	6,209,280

Spain—2.7%
Banco Bilbao Vizcaya Argentaria SA	402,900	9,690,626

Sweden—1.8%
Telefonaktiebolaget LM Ericsson, B Shares	1,590,000	6,424,594

Switzerland—9.3%
Compagnie Financiere Richemont AG, A Shares	132,981	7,734,620
Julius Baer Holding, Ltd.	60,246	6,623,260
Novartis AG	218,537	12,576,574
Schindler Holding AG	97,000	6,090,809

Total Switzerland		33,025,263

United Kingdom—19.0%
BAE Systems PLC	1,191,525	9,928,462
British American Tobacco PLC	437,218	12,227,971
Diageo PLC	427,746	8,392,561
EMI Group PLC	1,039,700	5,392,350
ITV PLC	2,073,100	4,321,097
National Grid PLC	753,853	10,873,724
Old Mutual PLC	1,976,800	6,741,548
Tesco PLC	1,184,886	9,380,354

Total United Kingdom		67,258,067

Total Common Stocks (Identified cost $297,444,982)		338,413,376

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard International Strategic Equity Portfolio (concluded)

Repurchase Agreement—3.5%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $10,325,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $12,630,934) Proceeds of $12,388,916 (Identified cost $12,383,000)	$12,383	$12,383,000

Description	Value

Total Investments—98.9% (Identified cost $309,827,982) (b)	$350,796,376
Cash and Other Assets in Excess of Liabilities—1.1%	3,804,228

Net Assets—100.0%	$354,600,604

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Small Cap Portfolio

Common Stocks—94.9%

Australia—3.3%
ABC Learning Centres, Ltd. (c)	1,338,223	$8,860,211
Fairfax Media, Ltd. (c)	2,034,994	7,747,231
Macquarie Infrastructure Group	3,906,608	10,653,988

Total Australia		27,261,430

Austria—2.8%
CAT oil AG	534,374	14,071,912
Oesterreichische Post AG	194,211	9,245,082

Total Austria		23,316,994

Finland—1.7%
Sampo Oyj, A Shares (c)	535,300	14,315,118

France—3.0%
Carbone Lorraine SA (c)	178,293	10,027,278
Neopost SA	118,300	14,843,054

Total France		24,870,332

Germany—8.1%
Demag Cranes AG	353,175	18,628,577
DIC Asset AG	324,952	13,240,593
Fielmann AG (c)	145,882	9,391,376
Pfeiffer Vacuum Technology AG	95,238	8,087,716
Puma AG	25,332	9,876,577
Techem AG (c)	112,214	8,212,394

Total Germany		67,437,233

Greece—2.1%
Motor Oil (Hellas) Corinth Refineries SA	286,851	7,383,562
Piraeus Bank SA	314,225	10,118,500

Total Greece		17,502,062

Hong Kong—2.7%
Esprit Holdings, Ltd.	1,555,865	17,414,645
Sa Sa International Holdings, Ltd.	16,115,600	5,408,302

Total Hong Kong		22,822,947

Ireland—7.5%
Anglo Irish Bank Corp. PLC	787,865	16,321,412
DCC PLC	523,500	17,775,575
Grafton Group PLC Units (a)	944,700	15,758,980
Irish Life & Permanent PLC	461,200	12,710,578

Total Ireland		62,566,545

Description	Shares	Value

Japan—24.5%
ABC-Mart, Inc. (c)	229,300	$5,676,933
Aoyama Trading Co., Ltd.	281,700	8,440,007
Asahi Pretec Corp. (c)	480,500	9,597,499
Bosch Corp. (c)	1,369,200	7,227,786
Chiyoda Corp. (c)	459,700	8,989,140
Daito Trust Construction Co., Ltd.	178,600	8,183,929
Dodwell BMS, Ltd. (c)	1,378,100	8,789,862
Don Quijote Co., Ltd. (c)	350,000	6,682,472
Eizo Nanao Corp. (c)	189,900	5,163,661
Hisamitsu Pharmaceutical Co., Inc. (c)	397,800	12,586,178
Ichiyoshi Securities Co., Ltd. (c)	625,900	9,019,095
Ito En, Ltd. (c)	201,700	6,161,621
JSR Corp. (c)	401,000	10,365,323
K.K. DaVinci Advisors (a), (c)	9,047	8,959,305
Mars Engineering Corp. (c)	271,400	5,295,665
Misumi Group, Inc. (c)	458,300	8,769,452
NIWS Co. HQ, Ltd. (c)	7,965	4,779,468
OSG Corp. (c)	621,100	10,164,450
Pronexus, Inc. (c)	892,600	8,307,611
Rinnai Corp. (c)	268,900	8,033,939
Secom Techno Service Co., Ltd.	176,100	7,138,290
Shoei Co, Ltd. (c)	267,300	7,380,446
Suruga Bank, Ltd. (c)	840,700	10,399,830
Takamatsu Corp.	233,200	3,446,479
THK Co., Ltd. (c)	327,900	8,448,265
USS Co., Ltd.	109,340	7,111,619

Total Japan		205,118,325

Netherlands—10.4%
Fugro NV (c)	292,512	13,963,105
Hunter Douglas NV	112,852	9,062,672
James Hardie Industries NV (c)	1,473,900	11,164,202
Koninklijke Boskalis Westminster NV (c)	168,536	16,668,007
SBM Offshore NV	410,208	14,090,993
USG People NV (c)	270,420	11,806,678
Wavin NV	541,245	10,562,953

Total Netherlands		87,318,610

Norway—2.4%
Acergy SA (a), (c)	539,000	10,388,108
Songa Offshore ASA (a), (c)	880,400	9,296,988

Total Norway		19,685,096

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)

Spain—3.3%
Abengoa SA (c)	254,800	$9,343,943
Indra Sistemas SA (c)	358,551	8,798,873
Prosegur Compania de Seguridad SA	280,851	9,147,505

Total Spain		27,290,321

Sweden—4.2%
Elekta AB, B Shares (c)	598,200	12,610,018
Getinge AB, B Shares	614,600	13,786,512
Swedish Match AB	485,400	9,079,526

Total Sweden		35,476,056

Switzerland—2.3%
Geberit AG	5,816	8,947,692
Sika AG (a)	6,467	10,012,804

Total Switzerland		18,960,496

United Kingdom—16.6%
Ashmore Group PLC	1,683,342	8,524,656
Bunzl PLC	582,763	7,168,386
Cattles PLC	1,264,316	10,869,049
Chemring Group PLC	297,346	9,194,822
Enodis PLC	2,670,897	10,415,488
Enterprise Inns PLC	382,917	10,139,735
Erinaceous Group PLC	1,359,207	9,217,497
Filtrona PLC	1,651,553	8,452,562
Intertek Group PLC	527,991	8,613,036
Man Group PLC	1,309,440	13,396,884
Northgate PLC	679,600	16,040,756
Regus Group PLC (a)	6,041,383	14,720,747
Signet Group PLC Sponsored ADR (c)	189,136	4,444,696
William Hill PLC	600,100	7,422,750

Total United Kingdom		138,621,064

Total Common Stocks (Identified cost $546,871,510)		792,562,629

Description	Shares	Value

Preferred Stock—1.4%

Germany—1.4%
Fuchs Petrolub AG (Identified cost $8,744,170)	155,145	$11,865,759

Short-Term Investments—24.3%

Collateral for Securities on Loan—21.2%
State Street Navigator Securities Lending Prime Portfolio, 5.32% (e), (f)	176,834,348	176,834,348

	Principal Amount (000)

Repurchase Agreement—3.1%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $21,870,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $26,754,336) Proceeds of $26,238,530	$26,226	26,226,000

Total Short-Term Investments (Identified cost $203,060,348)		203,060,348

Total Investments—120.6% (Identified cost $758,676,028) (b)		$1,007,488,736
Liabilities in Excess of Cash and Other Assets—(20.6)%		(171,965,025)

Net Assets—100.0%		$835,523,711

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Emerging Markets Portfolio

Common Stocks—82.6%

Argentina—0.8%
Banco Macro SA ADR	777,400	$24,262,654

Bahrain—0.6%
Investcorp Bank BSC GDR (a)	76,735	2,033,478
Investcorp Bank BSC GDR (a), (d)	700,149	18,553,948

Total Bahrain		20,587,426

Brazil—7.2%
Brasil Telecom Participacoes SA ADR (c)	1,013,300	43,257,777
Companhia de Concessoes Rodoviarias	3,365,400	45,476,248
Grendene SA	1	11
Petroleo Brasileiro SA ADR	764,200	78,704,958
Souza Cruz SA	1,922,898	34,269,915
Ultrapar Participacoes SA Sponsored ADR (c)	1,179,800	27,135,400

Total Brazil		228,844,309

Chile—0.1%
Administradora de Fondos de Pensiones Provida SA Sponsored ADR	116,940	3,006,527

China—1.3%
CNOOC, Ltd. ADR (c)	434,500	41,116,735

Egypt—3.9%
Eastern Tobacco	553,830	30,061,248
Orascom Construction Industries	1,027,426	49,633,063
Orascom Telecom Holding SAE	670,500	44,321,972

Total Egypt		124,016,283

Hong Kong—1.0%
China Netcom Group Corp. (Hong Kong), Ltd.	8,532,500	22,874,747
Pacific Basin Shipping, Ltd.	15,836,000	9,977,357

Total Hong Kong		32,852,104

Hungary—2.0%
MOL Hungarian Oil and Gas Nyrt. (c)	279,727	31,692,829
Richter Gedeon Nyrt. (c)	133,127	30,333,941

Total Hungary		62,026,770

Description	Shares	Value

India—6.7%
Hero Honda Motors, Ltd.	1,450,449	$24,873,267
Hindustan Lever, Ltd.	3,793,056	18,571,062
Oil and Natural Gas Corp., Ltd.	2,386,874	46,648,125
Punjab National Bank, Ltd.	131,452	1,505,788
Satyam Computer Services, Ltd.	4,583,878	50,214,488
State Bank of India	2,559,302	71,991,211

Total India		213,803,941

Indonesia—3.9%
PT Bank Mandiri Tbk	127,046,500	40,966,793
PT Telekomunikasi Indonesia Tbk Sponsored ADR	1,259,123	57,416,009
PT United Tractors Tbk	37,214,900	27,103,752

Total Indonesia		125,486,554

Israel—2.8%
Bank Hapoalim BM	12,716,205	59,871,127
Israel Chemicals, Ltd.	4,880,132	30,512,400

Total Israel		90,383,527

Kazakhstan—1.0%
KazMunaiGas Exploration Production GDR	787,500	19,262,250
KazMunaiGas Exploration Production GDR (d)	495,000	12,107,700

Total Kazakhstan		31,369,950

Mexico—5.9%
Cemex SAB de CV Sponsored ADR (a)	2,101,564	71,200,989
Desarrolladora Homex SA de CV ADR (a), (c)	455,316	26,895,516
Grupo Mexico SAB de CV, Series B (c)	5,824,400	21,303,073
Grupo Televisa SA Sponsored ADR	1,429,200	38,602,692
Kimberly-Clark de Mexico SAB de CV, Series A (c)	6,814,700	31,408,208

Total Mexico		189,410,478

Morocco—0.1%
Maroc Telecom	96,256	1,475,175

Peru—0.7%
Credicorp, Ltd.	514,400	21,059,536

Philippines—1.4%
Philippine Long Distance Telephone Co. Sponsored ADR (c)	883,400	45,168,242

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Emerging Markets Portfolio (continued)

Russia—2.9%
Evraz Group SA GDR	945,400	$24,287,326
Mobile TeleSystems Sponsored ADR	1,385,000	69,513,150

Total Russia		93,800,476

South Africa—9.6%
Aquarius Platinum, Ltd.	2,111,442	45,828,416
Edgars Consolidated Stores, Ltd.	11,017,194	60,955,322
Exxaro Resources, Ltd.	809,629	6,430,412
Imperial Holdings, Ltd. (a)	1,591,870	37,024,538
Kumba Iron Ore, Ltd. (a)	2,666,480	42,072,957
Murray & Roberts Holdings, Ltd.	4,560,761	25,938,590
Sanlam, Ltd.	4,569,890	11,861,006
Steinhoff International Holdings, Ltd.	13,333,116	46,991,871
Truworths International, Ltd.	6,327,052	28,751,373

Total South Africa		305,854,485

South Korea—15.7%
Hite Brewery Co., Ltd.	137,500	17,668,011
Hyundai Motor Co., Ltd.	581,670	42,155,439
Kangwon Land, Inc.	1,821,100	39,555,075
Kookmin Bank	1,143,341	92,081,979
KT Corp. Sponsored ADR (c)	896,536	22,727,188
LG Electronics, Inc.	425,950	25,190,591
Lotte Shopping Co., Ltd. GDR (a), (d)	1,807,000	36,682,100
Samsung Electronics Co., Ltd.	172,837	113,923,743
Shinhan Financial Group Co., Ltd.	1,575,010	80,444,059
SK Corp.	370,000	29,043,011

Total South Korea		499,471,196

Sweden—2.0%
Oriflame Cosmetics SA SDR	1,538,750	63,411,881

Taiwan—8.3%
Advantech Co., Ltd.	8,284,046	29,744,772
Chinatrust Financial Holding Co., Ltd.	74,060,512	61,934,907
Chunghwa Telecom Co., Ltd. ADR	331,199	6,534,558
Fubon Financial Holding Co., Ltd.	50,102,000	46,896,149
Hon Hai Precision Industry Co., Ltd.	8,375,242	59,758,900
Taiwan Semiconductor Manufacturing Co., Ltd.	23,226,483	48,113,782

Description	Shares	Value

Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (c)	1,073,970	$11,738,492

Total Taiwan		264,721,560

Thailand—0.9%
Kasikornbank PCL	10,378,900	17,944,156
Thai Union Frozen Products PCL	15,870,600	10,975,519

Total Thailand		28,919,675

Turkey—3.8%
Enka Insaat ve Sanayi AS	2,493,543	26,581,362
Turkcell Iletisim Hizmetleri AS	10,413,586	52,564,165
Turkcell Iletisim Hizmetleri AS ADR (c)	3,145,217	42,083,004

Total Turkey		121,228,531

United Kingdom—0.0%
Old Mutual PLC	1	3

Total Common Stocks
(Identified cost $1,944,070,391)		2,632,278,018

Preferred Stocks—9.3%

Brazil—8.7%
AES Tiete SA	911,100,546	26,586,213
Bradespar SA	697,900	33,015,410
Companhia Vale do Rio Doce, A Shares	3,520,406	89,848,676
Iochpe Maxion SA	2,073,600	17,628,028
Klabin SA	16,134,430	40,430,539
Tele Norte Leste Participacoes SA ADR (c)	1,755,500	26,192,060
Telemar Norte Leste SA	1,928,517	43,899,731

Total Brazil		277,600,657

South Korea—0.6%
Hyundai Motor Co., Ltd.	442,820	18,903,176

Total Preferred Stocks
(Identified cost $242,025,274)		296,503,833

Short-Term Investments—13.2%

Collateral for Securities on Loan—6.1%
State Street Navigator Securities Lending Prime Portfolio,5.32% (e), (f)	192,111,857	192,111,857

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard Emerging Markets Portfolio (concluded)

Repurchase Agreement—7.1%
State Street Bank and Trust Co.,4.30%, 01/02/07 (Dated 12/29/06, collateralized by $225,445,000 United States Treasury Note, 4.875%, 02/15/12, with a value of $231,479,261) Proceeds of $227,045,425	$226,937	$226,937,000

Total Short-Term Investments
(Identified cost $419,048,857)		419,048,857

Description	Value

Total Investments—105.1%
(Identified cost $2,605,144,522) (b)	$3,347,830,708
Liabilities in Excess of Cash and Other Assets—(5.1)%	(161,405,076)

Net Assets—100.0%	$3,186,425,632

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio

Corporate Bonds—93.0%

Aerospace & Defense—1.9%
Sequa Corp., 8.875%, 04/01/08	$1,300	$1,342,250

Automotive—7.0%
Ford Motor Co., 7.45%, 07/16/31 (c)	425	333,094
Ford Motor Credit Co., 7.00%, 10/01/13 (c)	1,725	1,655,997
General Motors Acceptance Corp.:
6.75%, 12/01/14 (c)	1,325	1,364,891
8.00%, 11/01/31	350	402,500
TRW Automotive, Inc.:
9.375%, 02/15/13	870	930,900
11.00%, 02/15/13 (c)	227	248,565
Venture Holdings Co. LLC, 12.00%, 06/01/09 (a), (h)	2,840	284

		4,936,231

Broadcasting—1.3%
CanWest Media, Inc., 8.00%, 09/15/12 (c)	911	947,099

Building & Construction—1.5%
KB Home, 7.75%, 02/01/10 (c)	1,060	1,073,250

Building Materials—2.1%
Goodman Global Holding Co., Inc., 7.875%, 12/15/12 (c)	390	384,150
Legrand SA, 8.50%, 02/15/25 (c)	925	1,066,062

		1,450,212

Cable Television—6.2%
CCH I LLC, 11.00%, 10/01/15 (c)	559	572,975
DirecTV Holdings LLC, 6.375%, 06/15/15	400	383,500
EchoStar DBS Corp.:
5.75%, 10/01/08	50	49,813
6.625%, 10/01/14 (c)	810	788,737
Mediacom Broadband LLC, 8.50%, 10/15/15 (c)	725	732,250
Rogers Cable, Inc., 6.25%, 06/15/13	905	910,656
Shaw Communications, Inc., 7.25%, 04/06/11 (c)	900	936,000

		4,373,931

Description	Principal Amount (000)	Value

Chemicals—4.2%
ARCO Chemical Co., 9.80%, 02/01/20	$535	$615,250
Huntsman International LLC, 9.875%, 03/01/09	305	315,675
Lyondell Chemical Co., 8.00%, 09/15/14 (c)	500	519,375
NOVA Chemicals Corp., 6.50%, 01/15/12 (c)	687	652,650
Tronox Worldwide LLC, 9.50%, 12/01/12 (c)	800	840,000

		2,942,950

Computer Services—1.2
SunGard Data Systems, Inc., 10.25%, 08/15/15 (c)	824	880,650

Diversified—3.0%
AMSTED Industries, Inc., 10.25%, 10/15/11 (d)	1,345	1,432,425
The Greenbrier Cos., Inc., 8.375%, 05/15/15	700	708,750

		2,141,175

Drugs—0.7%
Elan Finance PLC, 7.75%, 11/15/11	500	488,750

Electric Generation—3.2%
Caithness Coso Funding Corp., 6.263%, 06/15/14 (d)	684	672,648
Reliant Energy, Inc., 6.75%, 12/15/14	825	808,500
The AES Corp., 9.50%, 06/01/09 (c)	710	761,475

		2,242,623

Electric Integrated—2.9%
Edison Mission Energy, 7.50%, 06/15/13	300	315,375
Mission Energy Holding Co., 13.50%, 07/15/08	500	553,125
MSW Energy Holdings LLC:
7.375%, 09/01/10	425	433,500
8.50%, 09/01/10	695	724,537

		2,026,537

Electronics—1.9%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14 (d)	225	224,438
10.125%, 12/15/16 (c), (d)	375	375,937
NXP BV, 7.875%, 10/15/14 (d)	700	721,000

		1,321,375

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)

Energy Exploration & Production—2.3%
Chesapeake Energy Corp., 6.375%, 06/15/15 (c)	$925	$915,750
PetroHawk Energy Corp., 9.125%, 07/15/13	425	444,125
Pogo Producing Co., 6.875%, 10/01/17 (c)	250	239,375

		1,599,250

Energy Integrated—0.2%
Verasun Energy Corp., 9.875%, 12/15/12	125	132,500

Environmental—1.0%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	775	718,813

Financial Services—0.0%
Finance One PLC, 0.00%, 01/03/08 (a), (h), (i)	20,000	0
Morgan Guarantee Trust, 0.00%, 07/31/07 (a), (h), (i)	10,569	0

		0

Food & Beverages—0.7%
NBTY, Inc., 7.125%, 10/01/15 (c)	475	469,063

Forest & Paper Products—4.8%
Bowater Canada Finance, 7.95%, 11/15/11 (c)	1,050	1,029,000
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	314,250
9.50%, 12/01/11	500	547,500

Smurfit Capital Funding PLC, 7.50%, 11/20/25	1,600	1,528,000

		3,418,750

Gaming—4.3%
Majestic Star Casino LLC:
9.50%, 10/15/10	250	261,875
9.75%, 01/15/11	100	98,250
Mandalay Resorts Group:
9.375%, 02/15/10	1,035	1,111,331
10.25%, 08/01/07	655	671,375
Wheeling Island Gaming, Inc., 10.125%, 12/15/09	405	413,100
Wynn Las Vegas LLC, 6.625%, 12/01/14	500	496,875

		3,052,806

Description	Principal Amount (000)	Value

Gas Distribution—4.9%
ANR Pipeline Co., 8.875%, 03/15/10	$500	$525,000
Ferrellgas Partners LP, 8.75%, 06/15/12	684	700,245
Northwest Pipeline Corp., 8.125%, 03/01/10	850	885,062
Southern Natural Gas Co., 8.875%, 03/15/10 (c)	500	525,000
The Williams Cos., Inc., 8.75%, 03/15/32	710	804,075

		3,439,382

Health Services—3.6%
Fresenius Medical Capital Trust, 7.875%, 02/01/08	1,120	1,139,600
HCA, Inc., 9.25%, 11/15/16 (d)	375	400,312
HealthSouth Corp., 10.75%, 06/15/16 (c), (d)	350	376,250
Senior Housing Properties Trust, 7.875%, 04/15/15 (c)	179	185,265
Tenet Healthcare Corp., 7.375%, 02/01/13 (c)	500	460,000

		2,561,427

Insurance—2.5%
Leucadia National Corp., 7.00%, 08/15/13 (c)	950	959,500
Presidential Life Corp., 7.875%, 02/15/09	865	826,075

		1,785,575

Leisure & Entertainment—1.0%
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16	300	305,305
8.00%, 05/15/10 (c)	400	426,000

		731,305

Machinery—0.6%
Case New Holland, Inc.:
6.00%, 06/01/09	325	325,000
9.25%, 08/01/11	125	132,500

		457,500

Media Services—1.6%
Idearc, Inc., 8.00%, 11/15/16 (d)	550	560,312
Interpublic Group of Cos., Inc., 6.25%, 11/15/14 (c)	600	555,000

		1,115,312

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2006

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)

Metals & Mining—3.5%
Arch Western Finance LLC, 6.75%, 07/01/13	$1,000	$991,250
Century Aluminum Co., 7.50%, 08/15/14	225	227,250
Massey Energy Co., 6.875%, 12/15/13 (c)	800	749,000
Peabody Energy Corp., 6.875%, 03/15/13 (c)	500	511,250

		2,478,750

Packaging—1.1%
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/12 (c)	725	766,688

Printing & Publishing—3.0%
Clarke American Corp., 11.75%, 12/15/13	475	496,969
Dex Media East LLC, 12.125%, 11/15/12 (c)	195	215,231
Phoenix Color Corp., 11.00%, 02/01/09	515	507,275
R.H. Donnelley Corp.:
8.875%, 01/15/16	400	420,000
10.875%, 12/15/12	440	479,600

		2,119,075

Real Estate—1.9%
AMR Real Estate Partners:
7.125%, 02/15/13	500	501,875
8.125%, 06/01/12	350	361,375
Forest City Enterprises, Inc., 7.625%, 06/01/15	475	489,844

		1,353,094

Retail—4.6%
Saks, Inc., 9.875%, 10/01/11	1,225	1,365,875
Stater Brothers Holdings, Inc., 8.125%, 06/15/12	725	735,875
The Jean Coutu Group (PJC), Inc., 8.50%, 08/01/14 (c)	450	452,250
The Neiman Marcus Group, Inc., 10.375%, 10/15/15 (c)	600	669,000

		3,223,000

Description	Principal Amount (000)	Value

Steel—1.5%
International Steel Group, Inc., 6.50%, 04/15/14 (c)	$725	$744,938
United States Steel Corp., 9.75%, 05/15/10	294	312,375

		1,057,313

Support Services—1.1%
Avis Budget Car Rental LLC:
7.625%, 05/15/14 (d)	115	111,694
7.75%, 05/15/16 (d)	110	106,425
Hertz Corp., 8.875%, 01/01/14 (d)	550	577,500

		795,619

Technology—0.6%
Nortel Networks, Ltd., 10.75%, 07/15/16 (d)	375	409,688

Telecommunications—8.9%
Citizens Communications Co., 6.25%, 01/15/13 (c)	1,000	982,500
Intelsat Bermuda, Ltd., 11.25%, 06/15/16 (d)	350	385,438
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 01/15/13	800	817,000
Level 3 Financing, Inc., 9.25%, 11/01/14 (d)	650	662,187
PanAmSat Corp., 9.00%, 08/15/14	846	894,645
Qwest Corp., 7.875%, 09/01/11 (c)	800	852,000
Rogers Wireless, Inc., 9.625%, 05/01/11 (c)	1,000	1,135,000
Windstream Corp., 8.625%, 08/01/16 (d)	475	522,500

		6,251,270

Transportation—2.2%
Kansas City Southern Railway Co., 7.50%, 06/15/09 (c)	610	616,100
Stena AB, 7.50%, 11/01/13 (c)	975	970,125

		1,586,225

Total Corporate Bonds (Identified cost $66,551,005)		65,689,438

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
December 31, 2006

Description	Shares	Value

Lazard High Yield Portfolio (concluded)

Preferred Stock—1.3%

Broadcasting—1.3%
ION Media Networks, Inc.,
14.25%, 11/15/07
(Identified cost $860,444)	119	$882,021

Warrants—0.0%

Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (d), (g)	500	5
03/16/11 (a), (d), (g)	470	5

		10

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (d), (g)	810	8
05/01/09 (a), (g)	965	10

		18

Total Warrants (Identified cost $74,226)		28

Short-Term Investments—25.8%

Collateral for Securities on Loan—23.6%
State Street Navigator Securities
Lending Prime Portfolio,
5.32% (e), (f)	16,680,810	16,680,810

Description	Principal Amount (000)	Value

Repurchase Agreement—2.2%
State Street Bank and Trust Co.,4.30%, 01/02/07 (Dated 12/29/06, collateralized by $1,295,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $1,584,219) Proceeds of $1,549,740	$1,549	$1,549,000

Total Short-Term Investments (Identified cost $18,229,810)		18,229,810

Total Investments—120.1% (Identified cost $85,715,485) (b)		$84,801,297
Liabilities in Excess of Cash and Other Assets—(20.1)%		(14,169,998)

Net Assets—100.0%		$70,631,299

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
December 31, 2006

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value	$602,578	$36,810	$1,309	$35,501
U.S. Strategic Equity	116,322,914	13,846,747	1,250,004	12,596,743
Mid Cap	279,524,511	36,504,724	4,108,963	32,395,761
Small Cap	259,129,936	28,038,379	7,999,272	20,039,107
U.S. Small Cap Equity Growth	3,766,674	237,438	183,180	54,258
International Equity	758,562,285	135,900,922	6,680,074	129,220,848
International Equity Select	23,704,195	5,586,013	133,714	5,452,299
International Strategic Equity	309,827,982	45,363,718	4,395,324	40,968,394
International Small Cap	762,126,996	266,988,507	21,626,767	245,361,740
Emerging Markets	2,608,089,754	755,524,247	15,783,293	739,740,954
High Yield	85,728,640	2,531,422	3,458,765	(927,343)

(c)	Security or portion thereof is out on loan.

(d)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2006, these securities amounted to 1.4%, 2.1% and 10.7% of the net assets of Lazard International Equity Select Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio, respectively. These securities are considered to be liquid for all Portfolios.

(e)	Rate shown reflects 7 day yield as of December 31, 2006.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2006

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Industry
Agriculture	—%	—%	—%	—%	1.0%
Alcohol & Tobacco	7.0	8.9	7.3	1.1	2.6
Automotive	3.5	4.8	5.8	0.9	2.7
Banking	18.1	21.0	13.4	4.4	12.3
Building & Construction	3.0	1.9	8.4	8.0	6.3
Chemicals	—	—	—	4.7	—
Commercial Services	—	—	2.2	15.7	—
Computer Software	—	—	—	0.6	—
Consumer Products	3.8	—	2.2	2.0	4.8
Drugs	8.1	9.3	6.0	1.5	0.9
Electric	4.1	2.2	3.1	—	0.8
Energy Exploration & Production	—	—	—	—	2.8
Energy Integrated	8.8	7.4	3.7	2.3	6.2
Energy Services	—	—	—	7.4	—
Financial Services	4.0	6.1	7.2	6.5	5.1
Food & Beverages	2.3	7.6	—	0.7	0.3
Forest & Paper Products	—	—	1.6	0.9	2.2
Gas Utilities	1.3	—	—	—	—
Insurance	3.7	5.9	5.7	1.7	—
Leisure & Entertainment	3.2	—	6.3	4.7	2.5
Manufacturing	3.8	3.1	6.2	12.9	1.4
Medical Products	—	—	—	3.2	—
Metals & Mining	—	—	—	—	8.2
Real Estate	—	—	—	4.6	—
Retail	6.0	3.1	7.4	7.4	4.0
Semiconductors & Components	1.1	4.5	1.5	—	6.4
Technology	1.4	—	—	1.0	1.6
Technology Hardware	1.0	4.0	1.8	1.7	1.9
Telecommunications	9.9	6.8	3.5	—	15.0
Transportation	2.6	2.1	2.1	2.4	2.9

Subtotal	96.7	98.7	95.4	96.3	91.9
Collateral for Securities on Loan	20.4	—	—	21.2	6.1
Repurchase Agreements	1.1	1.1	3.5	3.1	7.1

Total Investments	118.2%	99.8%	98.9%	120.6%	105.1%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2006

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

ASSETS
Investments in securities, at value*	$638,079	$128,919,657	$311,920,272	$279,169,043
Cash	72,134	892	453	61
Foreign currency	—	—	—	—
Receivables for:
Investments sold	2,831	361,947	2,346,671	1,705,066
Capital stock sold	10,000	265,919	6,707,777	91,978
Dividends and interest	694	131,890	173,962	138,544
Income from securities loaned	—	75	—	13,212
Amount due from Investment Manager (Note 3)	29,512	—	—	—
Deferred offering expenses	—	—	—	—

Total assets	753,250	129,680,380	321,149,135	281,117,904

LIABILITIES
Payables for:
Management fees	—	25,804	196,996	148,983
Accrued distribution fees	41	309	15,848	7,760
Accrued directors’ fees	—	143	637	547
Amounts due upon return of securities on loan	—	—	—	48,015,686
Investments purchased	60,403	463,685	4,230,944	626,795
Capital stock redeemed	—	48,431	882,932	147,389
Dividends	—	—	—	—
Other accrued expenses and payables	62,114	111,608	44,447	60,278

Total liabilities	122,558	649,980	5,371,804	49,007,438

Net assets	$630,692	$129,030,400	$315,777,331	$232,110,466

NET ASSETS
Paid in capital	$607,511	$115,032,103	$279,549,183	$200,794,009
Undistributed (distributions in excess of) net investment income	(24,019)	—	89,516	80,332
Accumulated undistributed net realized gain (loss)	10,782	1,305,365	3,227,720	8,742,291
Net unrealized appreciation (depreciation) on:
Investments	36,418	12,692,932	32,910,912	22,493,834
Foreign currency	—	—	—	—

Net assets	$630,692	$129,030,400	$315,777,331	$232,110,466

Institutional Shares
Net assets	$390,360	$117,193,932	$235,367,174	$196,483,261
Shares of capital stock outstanding**	33,272	9,919,704	16,333,214	13,604,388
Net asset value, offering and redemption price per share	$11.73	$11.81	$14.41	$14.44

Open Shares
Net assets	$240,332	$11,836,468	$80,410,157	$35,627,205
Shares of capital stock outstanding**	20,414	1,000,138	5,651,015	2,495,815
Net asset value, offering and redemption price per share	$11.77	$11.83	$14.23	$14.27

Cost of investments in securities	$601,661	$116,226,725	$279,009,360	$256,675,209
Cost of foreign currency	$—	$—	$—	$—
* Includes collateral for securities on loan, at value	$—	$—	$—	$48,015,686

**	$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

$3,820,932	$887,783,133	$29,156,494	$350,796,376	$1,007,488,736	$3,347,830,708	$84,801,297
630	911	73	814	773	186	807
—	10,509	298,404	415,534	124,363	—	—

103,950	18,074,620	—	—	5,631,375	13,276,382	1,349,540
—	847,413	54,402	3,353,360	4,126,230	19,139,679	562
2,126	1,411,834	44,843	730,264	1,015,061	8,071,843	1,265,407
—	50,038	—	—	53,597	43,805	1,683
15,116	—	—	—	—	—	—
1,099	—	—	—	—	—	—

3,943,853	908,178,458	29,554,216	355,296,348	1,018,440,135	3,388,362,603	87,419,296

—	479,334	1,470	220,364	521,723	2,608,532	2,039
59	10,272	2,649	2,202	28,492	87,847	458
8	1,648	62	725	1,677	6,119	162
—	152,864,845	—	—	176,834,348	192,111,857	16,680,810
52,161	2,600,044	298,404	415,534	4,850,153	847,227	—
48,786	1,304,110	—	—	556,683	4,359,546	443
—	—	—	—	—	—	70,855
26,614	115,669	29,804	56,919	123,348	1,915,843	33,230

127,628	157,375,922	332,389	695,744	182,916,424	201,936,971	16,787,997

$3,816,225	$750,802,536	$29,221,827	$354,600,604	$835,523,711	$3,186,425,632	$70,631,299

$3,720,067	$749,419,694	$22,766,055	$309,003,337	$596,777,451	$2,396,863,817	$117,963,257

701	1,495,998	—	(24,363)	(2,802,181)	1,329	(284,000)
42,523	(130,835,494)	946,816	4,641,715	(7,263,434)	47,622,605	(46,133,770)

52,934	130,693,970	5,507,632	40,968,394	248,812,708	741,918,067	(914,188)
—	28,368	1,324	11,521	(833)	19,814	—

$3,816,225	$750,802,536	$29,221,827	$354,600,604	$835,523,711	$3,186,425,632	$70,631,299

$3,590,207	$701,145,366	$16,676,552	$343,931,403	$698,166,164	$2,744,753,132	$68,452,345
357,156	42,981,256	1,275,571	27,171,668	39,230,803	133,219,000	12,778,921
$10.05	$16.31	$13.07	$12.66	$17.80	$20.60	$5.36

$226,018	$49,657,170	$12,545,275	$10,669,201	$137,357,547	$441,672,500	$2,178,954
22,564	3,028,637	957,538	843,756	7,728,361	21,215,039	405,406
$10.02	$16.40	$13.10	$12.64	$17.77	$20.82	$5.37

$3,767,998	$757,089,163	$23,648,862	$309,827,982	$758,676,028	$2,605,144,522	$85,715,485
$—	$10,480	$297,024	$414,557	$124,399	$—	$—
$—	$152,864,845	$—	$—	$176,834,348	$192,111,857	$16,680,810

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the period ended December 31, 2006

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$5,528	$892,019	$3,281,161	$2,099,700
Interest	173	80,247	540,065	379,003
Income from securities loaned	—	—	—	111,768

Total investment income*	5,701	972,266	3,821,226	2,590,471

Expenses:
Management fees	1,687	415,011	1,853,194	1,926,089
Custodian fees	62,370	71,055	91,093	113,903
Administration fees	54,470	71,891	110,393	113,188
Distribution fees (Open Shares)	99	989	140,696	92,795
Shareholders’ services	46,173	48,265	56,511	58,825
Shareholders’ reports	24	2,571	5,047	37,709
Professional services	43,723	70,306	50,882	51,222
Registration fees	28,804	42,326	32,598	33,492
Directors’ fees and expenses	12	3,285	14,962	15,737
Amortization of offering expenses	23,629	—	—	—
Merger	—	35,705	—	—
Other	2,949	8,470	11,807	12,865

Total gross expenses	263,940	769,874	2,367,183	2,455,825
Management fees waived and expenses reimbursed	(241,989)	(184,021)	—	—
Administration fees waived	(18,750)	(857)	—	—
Expense reductions	(833)	(1,041)	(4,460)	—

Total net expenses	2,368	583,955	2,362,723	2,455,825

Net investment income (loss)	3,333	388,311	1,458,503	134,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	20,652	2,971,945	18,890,456	52,843,777
Foreign currency	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	35,975	5,313,074	15,595,684	(11,559,895)
Foreign currency	—	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	56,627	8,285,019	34,486,140	41,283,882

Net increase in net assets resulting from operations	$59,960	$8,673,330	$35,944,643	$41,418,528

* Net of foreign withholding taxes of	$—	$—	$—	$14

** Net of foreign capital gains taxes of	$—	$—	$—	$—

*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—

(a)	Portfolio commenced operations on February 28, 2006.

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Small Cap Equity Growth Portfolio(a)	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

$8,680	$25,219,369	$714,819	$6,072,218	$11,969,737	$58,959,467	$5,494
9,174	837,287	34,372	574,278	1,091,051	5,375,422	5,929,984
—	1,096,328	—	—	761,932	376,995	23,044

17,854	27,152,984	749,191	6,646,496	13,822,720	64,711,884	5,958,522

20,619	6,861,646	207,287	1,987,339	5,008,777	22,588,480	401,712
36,485	299,358	50,674	208,810	317,505	2,837,290	66,027
42,946	245,030	65,363	102,364	196,178	389,746	75,391
520	114,137	28,079	10,882	204,880	708,266	5,944
41,980	59,843	48,649	45,626	92,653	501,505	49,651
18,637	51,909	2,497	2,374	37,730	608,989	1,482
56,250	70,512	44,433	84,558	63,188	109,736	45,857
5,046	41,127	31,366	30,892	50,380	95,927	30,776
129	56,141	1,478	16,165	40,542	136,117	4,483
5,701	—	—	26,121	—	—	—
—	—	—	—	—	—	—
3,536	44,529	3,830	12,441	26,291	86,067	7,008

231,849	7,844,232	483,656	2,527,572	6,038,124	28,062,123	688,331
(189,046)	—	(168,730)	(8,011)	—	—	(275,666)
(15,625)	—	—	—	—	—	—
(780)	(4,394)	(800)	—	(409)	(2,373)	(3,577)

26,398	7,839,838	314,126	2,519,561	6,037,715	28,059,750	409,088

(8,544)	19,313,146	435,065	4,126,935	7,785,005	36,652,134	5,549,434

92,034	196,094,392	2,932,038	24,887,361	107,505,545	312,457,358	2,509,910
—	(1,389,224)	1,126	(486,293)	(994,685)	(4,929,282)	—

23,716	(31,246,055)	1,716,140	28,604,833	42,096,757	281,155,009	(1,406,323)
—	30,491	1,324	11,521	3,465	24,243	—

115,750	163,489,604	4,650,628	53,017,422	148,611,082	588,707,328	1,103,587

$107,206	$182,802,750	$5,085,693	$57,144,357	$156,396,087	$625,359,462	$6,653,021

$—	$2,648,771	$50,614	$539,738	$785,876	$4,994,405	$—

$—	$—	$—	$—	$—	$447,555	$—

$—	$—	$—	$—	$—	$534,523	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio

	Year Ended December 31, 2006	Period Ended December 31, 2005**

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$3,333	$281
Net realized gain (loss) on investments	20,652	(279)
Net change in unrealized appreciation (depreciation) on investments	35,975	443

Net increase in net assets resulting from operations	59,960	445

Distributions to shareholders:
From net investment income
Institutional Shares	(18,511)	(253)
Open Shares	(9,450)	(21)
From net realized gains
Institutional Shares	(5,581)	—
Open Shares	(3,408)	—

Net decrease in net assets resulting from distributions	(36,950)	(274)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	252,300	90,000
Open Shares	226,200	10,000
Net proceeds in connection with acquisition of Lazard Equity Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	24,092	253
Open Shares	4,645	21
Cost of shares redeemed
Institutional Shares	—	—
Open Shares	—	—

Net increase (decrease) in net assets from capital stock transactions	507,237	100,274

Redemption fees (Note 2j):
Institutional Shares	—	—
Open Shares	—	—

Net increase in net assets from redemption fees	—	—

Total increase (decrease) in net assets	530,247	100,445
Net assets at beginning of period	100,445	—

Net assets at end of period*	$630,692	$100,445

* Includes undistributed (distributions in excess of) net investment income of	$(24,019)	$7

** Portfolio commenced operations on September 30, 2005.

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	9,025	—

Shares sold	22,194	9,000
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	2,053	25
Shares redeemed	—	—

Net increase (decrease)	24,247	9,025

Shares outstanding at end of period	33,272	9,025

Open Shares:
Shares outstanding at beginning of period	1,002	—

Shares sold	19,020	1,000
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	392	2
Shares redeemed	—	—

Net increase (decrease)	19,412	1,002

Shares outstanding at end of period	20,414	1,002

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$388,311	$14,002	$1,458,503	$1,026,955	$134,646	$223,097
2,971,945	52,399	18,890,456	13,765,907	52,843,777	53,339,195
5,313,074	(11,507)	15,595,684	2,956,884	(11,559,895)	(41,069,108)

8,673,330	54,894	35,944,643	17,749,746	41,418,528	12,493,184

(390,410)	(13,086)	(1,240,961)	(861,497)	(110,375)	(286,264)
(1,086)	—	(197,978)	(123,392)	—	—

(1,665,988)	(40,220)	(11,031,438)	(12,516,725)	(39,424,315)	(58,946,374)
(8,519)	(2,008)	(3,556,423)	(4,046,742)	(7,362,733)	(9,061,885)

(2,066,003)	(55,314)	(16,026,800)	(17,548,356)	(46,897,423)	(68,294,523)

55,865,263	14,676,340	77,725,113	114,764,891	11,671,979	16,568,615
62,657	210,020	47,877,913	28,863,071	11,551,777	13,752,179

51,729,353	—	—	—	—	—
11,583,237	—	—	—	—	—

2,050,427	53,306	10,417,726	12,237,895	38,773,151	57,988,827
8,133	1,958	2,762,170	3,530,222	6,935,593	8,746,033

(14,169,939)	(36,712)	(40,186,186)	(11,883,427)	(103,765,069)	(163,691,190)
(36,917)	(86,616)	(29,019,541)	(8,275,736)	(17,873,533)	(28,472,616)

107,092,214	14,818,296	69,577,195	139,236,916	(52,706,102)	(95,108,152)

12,092	—	46	—	1,698	423
—	866	551	376	979	143

12,092	866	597	376	2,677	566

113,711,633	14,818,742	89,495,635	139,438,682	(58,182,320)	(150,908,925)
15,318,767	500,025	226,281,696	86,843,014	290,292,786	441,201,711

$129,030,400	$15,318,767	$315,777,331	$226,281,696	$232,110,466	$290,292,786

$—	$941	$89,516	$102,525	$80,332	$134,048

1,453,051	40,000	12,998,140	4,275,005	16,447,073	20,752,662

5,253,082	1,411,446	5,535,870	8,673,483	744,910	901,438
4,357,985	—	—	—	—	—
172,762	5,101	719,954	922,819	2,640,538	3,608,019
(1,317,176)	(3,496)	(2,920,750)	(873,167)	(6,228,133)	(8,815,046)

8,466,653	1,413,051	3,335,074	8,723,135	(2,842,685)	(4,305,589)

9,919,704	1,453,051	16,333,214	12,998,140	13,604,388	16,447,073

22,498	10,000	4,159,844	2,328,775	2,423,023	2,678,808

5,915	20,712	3,424,301	2,176,609	696,657	780,624
974,199	—	—	—	—	—
683	187	193,294	269,430	477,819	545,850
(3,157)	(8,401)	(2,126,424)	(614,970)	(1,101,684)	(1,582,259)

977,640	12,498	1,491,171	1,831,069	72,792	(255,785)

1,000,138	22,498	5,651,015	4,159,844	2,495,815	2,423,023

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

Lazard U.S. Small Cap Equity Growth Portfolio

Period Ended December 31, 2006**

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(8,544)
Net realized gain on investments and foreign currency	92,034
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,716

Net increase in net assets resulting from operations	107,206

Distributions to shareholders:
From net investment income
Institutional Shares	—
Open Shares	—
From net realized gains
Institutional Shares	(37,527)
Open Shares	(2,879)

Net decrease in net assets resulting from distributions	(40,406)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	3,515,872
Open Shares	275,713
Net proceeds from reinvestment of distributions
Institutional Shares	37,527
Open Shares	2,879
Cost of shares redeemed
Institutional Shares	(33,293)
Open Shares	(49,273)

Net increase (decrease) in net assets from capital stock transactions	3,749,425

Redemption fees (Note 2j):
Institutional Shares	—
Open Shares	—

Net increase in net assets from redemption fees	—

Total increase (decrease) in net assets	3,816,225
Net assets at beginning of period	—

Net assets at end of period*	$3,816,225

* Includes undistributed (distributions in excess of) net investment income of	$701

** Portfolio commenced operations on February 28, 2006.

† The inception date for Open Shares was February 3, 2006.

†† Portfolio commenced operations on October 31, 2005.

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	—

Shares sold	357,078
Shares issued to shareholders from reinvestment of distributions	3,683
Shares redeemed	(3,605)

Net increase (decrease)	357,156

Shares outstanding at end of period	357,156

Open Shares:
Shares outstanding at beginning of period	—

Shares sold	27,153
Shares issued to shareholders from reinvestment of distributions	283
Shares redeemed	(4,872)

Net increase (decrease)	22,564

Shares outstanding at end of period	22,564

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio

Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006†	Period Ended December 31, 2005††

$19,313,146	$26,631,263	$435,065	$256,149	$4,126,935	$(26,308)
194,705,168	208,081,233	2,933,164	1,600,453	24,401,068	797,849
(31,215,564)	(116,820,538)	1,717,464	(115,763)	28,616,354	4,020,927

182,802,750	117,891,958	5,085,693	1,740,839	57,144,357	4,792,468

(36,929,653)	(28,968,396)	(270,467)	(158,699)	(3,729,151)	—
(2,164,261)	(1,170,597)	(167,945)	(99,660)	(68,574)	—

—	—	(1,269,846)	(366,705)	(20,303,769)	—
—	—	(979,095)	(300,440)	(629,537)	—

(39,093,914)	(30,138,993)	(2,687,353)	(925,504)	(24,731,031)	—

108,177,480	122,670,508	6,083,166	4,625,863	157,114,791	130,945,526
16,790,800	19,765,784	2,558,331	6,530,661	10,129,474	—

30,420,503	26,529,862	1,277,067	515,622	21,410,518	—
1,959,247	1,097,133	1,075,249	382,465	692,287	—

(609,253,647)	(707,062,857)	(4,219,258)	(3,683,339)	(2,617,952)	(48,480)
(25,155,199)	(65,846,086)	(2,239,904)	(4,098,636)	(232,557)	—

(477,060,816)	(602,845,656)	4,534,651	4,272,636	186,496,561	130,897,046

37,678	4,265	1,252	—	473	480
331	1,509	98	129	250	—

38,009	5,774	1,350	129	723	480

(333,313,971)	(515,086,917)	6,934,341	5,088,100	218,910,610	135,689,994
1,084,116,507	1,599,203,424	22,287,486	17,199,386	135,689,994	—

$750,802,536	$1,084,116,507	$29,221,827	$22,287,486	$354,600,604	$135,689,994

$1,495,998	$22,665,990	$—	$—	$(24,363)	$(4,803)

73,968,882	116,921,520	1,045,758	929,081	12,580,701	—

7,155,699	9,484,922	464,155	396,822	13,105,649	12,585,357
1,951,864	2,075,889	97,749	43,923	1,695,234	—
(40,095,189)	(54,513,449)	(332,091)	(324,068)	(209,916)	(4,656)

(30,987,626)	(42,952,638)	229,813	116,677	14,590,967	12,580,701

42,981,256	73,968,882	1,275,571	1,045,758	27,171,668	12,580,701

3,476,798	6,934,136	853,150	598,095	—

1,088,540	1,528,109	198,410	576,509	808,123
124,972	85,580	82,132	32,495	54,842
(1,661,673)	(5,071,027)	(176,154)	(353,949)	(19,209)

(448,161)	(3,457,338)	104,388	255,055	843,756

3,028,637	3,476,798	957,538	853,150	843,756

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard International Small Cap Portfolio

	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,785,005	$7,485,441
Net realized gain on investments and foreign currency	106,510,860	115,859,140
Net change in unrealized appreciation (depreciation) on investments and foreign currency	42,100,222	(36,646,170)

Net increase in net assets resulting from operations	156,396,087	86,698,411

Distributions to shareholders:
From net investment income
Institutional Shares	(8,298,726)	(6,464,749)
Open Shares	(1,293,901)	(515,782)
From net realized gains
Institutional Shares	(113,927,331)	(127,384,878)
Open Shares	(22,197,890)	(14,710,834)

Net decrease in net assets resulting from distributions	(145,717,848)	(149,076,243)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	184,768,792	101,924,321
Open Shares	104,305,829	72,020,373
Net proceeds from reinvestment of distributions
Institutional Shares	119,146,211	130,072,823
Open Shares	22,377,378	13,871,498
Cost of shares redeemed
Institutional Shares	(200,877,780)	(268,774,639)
Open Shares	(49,811,547)	(65,490,969)

Net increase (decrease) in net assets from capital stock transactions	179,908,883	(16,376,593)

Redemption fees (Note 2j):
Institutional Shares	1,955	904
Open Shares	5,708	31,517

Net increase in net assets from redemption fees	7,663	32,421

Total increase (decrease) in net assets	190,594,785	(78,722,004)
Net assets at beginning of year	644,928,926	723,650,930

Net assets at end of year*	$835,523,711	$644,928,926

* Includes undistributed (distributions in excess of) net investment income of	$(2,802,181)	$—

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of year	34,086,489	35,037,543

Shares sold	9,403,782	5,343,600
Shares issued to shareholders from reinvestment of distributions	6,719,909	7,429,635
Shares redeemed	(10,979,377)	(13,724,289)

Net increase (decrease)	5,144,314	(951,054)

Shares outstanding at end of year	39,230,803	34,086,489

Open Shares:
Shares outstanding at beginning of year	3,629,711	2,580,283

Shares sold	5,561,002	3,676,088
Shares issued to shareholders from reinvestment of distributions	1,264,678	791,807
Shares redeemed	(2,727,030)	(3,418,467)

Net increase (decrease)	4,098,650	1,049,428

Shares outstanding at end of year	7,728,361	3,629,711

The accompanying notes are an integral part of these financial statements.

Lazard Emerging Markets Portfolio		Lazard High Yield Portfolio

Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$36,652,134	$18,808,221	$5,549,434	$6,471,873
307,528,076	170,716,417	2,509,910	2,063,175
281,179,252	204,215,639	(1,406,323)	(5,250,237)

625,359,462	393,740,277	6,653,021	3,284,811

(32,694,103)	(13,292,061)	(5,376,099)	(6,269,375)
(3,516,848)	(1,306,731)	(173,335)	(257,544)

(267,955,997)	(118,367,442)	—	—
(41,301,087)	(15,416,936)	—	—

(345,468,035)	(148,383,170)	(5,549,434)	(6,526,919)

1,352,454,300	563,980,565	8,194,508	2,878,040
355,869,553	190,152,308	342,657	1,749,093

263,255,080	116,124,593	4,477,428	4,950,713
41,328,690	15,202,210	163,339	241,952

(535,704,693)	(265,361,794)	(20,404,288)	(26,371,525)
(180,342,867)	(58,143,024)	(1,331,911)	(6,105,589)

1,296,860,063	561,954,858	(8,558,267)	(22,657,316)

22,786	3,049	—	—
36,896	165,155	—	3,860

59,682	168,204	—	3,860

1,576,811,172	807,480,169	(7,454,680)	(25,895,564)
1,609,614,460	802,134,291	78,085,979	103,981,543

$3,186,425,632	$1,609,614,460	$70,631,299	$78,085,979

$1,329	$2,221,707	$(284,000)	$(284,000)

79,234,728	55,176,272	14,254,153	17,697,485

68,689,002	33,635,137	1,553,044	543,000
12,989,211	6,685,119	850,410	929,380
(27,693,941)	(16,261,800)	(3,878,686)	(4,915,712)

53,984,272	24,058,456	(1,475,232)	(3,443,332)

133,219,000	79,234,728	12,778,921	14,254,153

10,890,070	2,171,237	564,731	1,317,990

17,703,837	11,436,559	64,661	329,383
2,015,281	866,896	30,908	45,218
(9,394,149)	(3,584,622)	(254,894)	(1,127,860)

10,324,969	8,718,833	(159,325)	(753,259)

21,215,039	10,890,070	405,406	564,731

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. EQUITY VALUE PORTFOLIO

	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Institutional Shares
Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.18	0.03
Net realized and unrealized gain	2.33	0.02

Total from investment operations	2.51	0.05

Less distributions from:
Net investment income	(0.62)	(0.03)
Net realized gains	(0.18)	—

Total distributions	(0.80)	(0.03)

Net asset value, end of period	$11.73	$10.02

Total Return (b)	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$390	$90
Ratios to average net assets:
Net expenses (c)	1.00%	1.00%
Gross expenses (c)	112.90%	388.31%
Net investment income (c)	1.57%	1.17%
Portfolio turnover rate	95%	13%

	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Open Shares
Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.12	0.02
Net realized and unrealized gain	2.37	0.02

Total from investment operations	2.49	0.04

Less distributions from:
Net investment income	(0.56)	(0.02)
Net realized gains	(0.18)	—

Total distributions	(0.74)	(0.02)

Net asset value, end of period	$11.77	$10.02

Total Return (b)	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$240	$10
Ratios to average net assets:
Net expenses (c)	1.30%	1.30%
Gross expenses (c)	138.32%	596.46%
Net investment income (c)	1.05%	0.86%
Portfolio turnover rate	95%	13%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

			For the
	Year Ended		Period
			12/30/04* to
	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$10.38	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.08	0.09	—	(c)
Net realized and unrealized gain	1.73	0.41	—

Total from investment operations	1.81	0.50	—

Less distributions from:
Net investment income	(0.07)	(0.03)	—
Net realized gains	(0.31)	(0.09)	—

Total distributions	(0.38)	(0.12)	—

Redemption fees	— (c)	—	—

Net asset value, end of period	$11.81	$10.38	$10.00

Total Return (b)	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.05%	1.16%	1.25%
Gross expenses (d)	1.35%	13.80%	546.34	%(e)
Net investment income (d)	0.71%	0.90%	1.92%
Portfolio turnover rate	82%	53%	0%

			For the
	Year Ended		Period
			12/30/04* to
	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$10.39	$10.00	$10.00

Income from investment operations:
Net investment income (a)	— (c)	0.06	—	(c)
Net realized and unrealized gain	1.79	0.35	—

Total from investment operations	1.79	0.41	—

Less distributions from:
Net investment income	(0.04)	—	—
Net realized gains	(0.31)	(0.09)	—

Total distributions	(0.35)	(0.09)	—

Redemption fees	—	0.07	—

Net asset value, end of period	$11.83	$10.39	$10.00

Total Return (b)	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.50%	1.55%
Gross expenses (d)	7.38%	33.06%	1,049.82	%(e)
Net investment income (d)	0.03%	0.58%	1.62%
Portfolio turnover rate	82%	53%	0%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD MID CAP PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$13.23	$13.20	$11.49	$8.93	$10.64

Income (loss) from investment operations:
Net investment income (a)	0.09	0.09	0.03	0.04	0.04
Net realized and unrealized gain (loss)	1.88	1.07	2.83	2.55	(1.57)

Total from investment operations	1.97	1.16	2.86	2.59	(1.53)

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.04)	(0.03)	—
Net realized gains	(0.71)	(1.06)	(1.11)	—	(0.18)

Total distributions	(0.79)	(1.13)	(1.15)	(0.03)	(0.18)

Redemption fees	— (c)	—	— (c)	—	— (c)

Net asset value, end of year	$14.41	$13.23	$13.20	$11.49	$8.93

Total Return (b)	14.85%	8.89%	24.97%	29.03%	(14.47)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$235,367	$171,912	$56,431	$39,625	$28,754
Ratios to average net assets:
Net expenses	0.89%	0.93%	1.05%	1.05%	1.05%
Gross expenses	0.89%	0.93%	1.13%	1.31%	1.40%
Net investment income	0.66%	0.67%	0.21%	0.42%	0.40%
Portfolio turnover rate	76%	80%	92%	96%	104%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$13.07	$13.06	$11.38	$8.84	$10.57

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.05	(0.01)	0.01	0.01
Net realized and unrealized gain (loss)	1.86	1.05	2.80	2.53	(1.56)

Total from investment operations	1.91	1.10	2.79	2.54	(1.55)

Less distributions from:
Net investment income	(0.04)	(0.03)	—	— (c)	—
Net realized gains	(0.71)	(1.06)	(1.11)	—	(0.18)

Total distributions	(0.75)	(1.09)	(1.11)	—	(0.18)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$14.23	$13.07	$13.06	$11.38	$8.84

Total Return (b)	14.57%	8.53%	24.59%	28.74%	(14.75)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$80,410	$54,370	$30,412	$14,978	$8,128
Ratios to average net assets:
Net expenses	1.18%	1.23%	1.35%	1.35%	1.35%
Gross expenses	1.18%	1.23%	1.45%	1.69%	1.83%
Net investment income (loss)	0.37%	0.35%	(0.09)%	0.12%	0.09%
Portfolio turnover rate	76%	80%	92%	96%	104%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD SMALL CAP PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$15.40	$18.84	$19.49	$14.03	$17.70

Income (loss) from investment operations:
Net investment income (a)	0.02	0.02	0.01	0.07	0.02
Net realized and unrealized gain (loss)	2.60	0.76	2.93	5.39	(3.18)

Total from investment operations	2.62	0.78	2.94	5.46	(3.16)

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.07)	—	—
Net realized gains	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	(3.58)	(4.22)	(3.59)	—	(0.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$14.44	$15.40	$18.84	$19.49	$14.03

Total Return (b)	17.11%	4.31%	15.28%	38.92%	(17.97)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$196,483	$253,236	$390,906	$465,876	$388,795
Ratios to average net assets:
Net expenses	0.91%	0.88%	0.86%	0.86%	0.85%
Gross expenses	0.91%	0.88%	0.86%	0.86%	0.85%
Net investment income	0.10%	0.10%	0.07%	0.42%	0.14%
Portfolio turnover rate	86%	87%	100%	77%	93%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$15.29	$18.78	$19.44	$14.03	$17.67

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	(0.04)	(0.05)	0.02	(0.03)
Net realized and unrealized gain (loss)	2.58	0.75	2.91	5.39	(3.17)

Total from investment operations	2.55	0.71	2.86	5.41	(3.20)

Less distributions from:
Net investment income	—	—	— (c)	—	—
Net realized gains	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	(3.57)	(4.20)	(3.52)	—	(0.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.07

Net asset value, end of year	$14.27	$15.29	$18.78	$19.44	$14.03

Total Return (b)	16.77%	3.93%	14.90%	38.56%	(17.82)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,627	$37,057	$50,295	$50,202	$43,110
Ratios to average net assets:
Net expenses	1.23%	1.19%	1.18%	1.19%	1.15%
Gross expenses	1.23%	1.19%	1.18%	1.19%	1.15%
Net investment income (loss)	(0.21)%	(0.21)%	(0.25)%	0.11%	(0.17)%
Portfolio turnover rate	86%	87%	100%	77%	93%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout the period:

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO

For the Period 2/28/06* to 12/31/06

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.03)
Net realized and unrealized gain	0.19

Total from investment operations	0.16

Less distributions from:
Net realized gains	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$10.05

Total Return (b)	1.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,590
Ratios to average net assets:
Net expenses (c)	1.25%
Gross expenses (c)	10.02%
Net investment loss (c)	(0.37)%
Portfolio turnover rate	82%

For the Period 2/28/06* to 12/31/06

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.07)
Net realized and unrealized gain	0.20

Total from investment operations	0.13

Less distributions from:
Net realized gains	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$10.02

Total Return (b)	1.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$226
Ratios to average net assets:
Net expenses (c)	1.55%
Gross expenses (c)	22.14%
Net investment loss (c)	(0.80)%
Portfolio turnover rate	82%

*	Commencement of operations.

(a)	Net investment loss has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$14.00	$12.91	$11.37	$8.92	$10.01

Income (loss) from investment operations:
Net investment income (a)	0.33	0.26	0.18	0.18	0.14
Net realized and unrealized gain (loss)	2.83	1.16	1.60	2.43	(1.18)

Total from investment operations	3.16	1.42	1.78	2.61	(1.04)

Less distributions from:
Net investment income	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Total distributions	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$16.31	$14.00	$12.91	$11.37	$8.92

Total Return (b)	22.92%	11.25%	16.01%	29.51%	(10.44)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$701,145	$1,035,346	$1,509,462	$2,103,600	$1,776,799
Ratios to average net assets:
Net expenses	0.84%	0.89%	0.90%	0.90%	0.90%
Gross expenses	0.84%	0.89%	0.90%	0.90%	0.90%
Net investment income	2.14%	2.03%	1.51%	1.90%	1.45%
Portfolio turnover rate	68%	60%	58%	44%	58%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$14.03	$12.94	$11.37	$8.88	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.25	0.23	0.14	0.15	0.11
Net realized and unrealized gain (loss)	2.87	1.16	1.61	2.44	(1.18)

Total from investment operations	3.12	1.39	1.75	2.59	(1.07)

Less distributions from:
Net investment income	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Total distributions	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.02

Net asset value, end of year	$16.40	$14.03	$12.94	$11.37	$8.88

Total Return (b)	22.59%	10.93%	15.64%	29.29%	(10.57)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$49,657	$48,770	$89,742	$105,336	$88,031
Ratios to average net assets:
Net expenses	1.15%	1.18%	1.20%	1.21%	1.21%
Gross expenses	1.15%	1.18%	1.20%	1.21%	1.21%
Net investment income	1.63%	1.78%	1.18%	1.61%	1.14%
Portfolio turnover rate	68%	60%	58%	44%	58%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$11.73	$11.25	$9.80	$7.74	$9.15

Income (loss) from investment operations:
Net investment income (a)	0.25	0.18	0.14	0.18	0.12
Net realized and unrealized gain (loss)	2.43	0.82	1.47	2.12	(1.41)

Total from investment operations	2.68	1.00	1.61	2.30	(1.29)

Less distributions from:
Net investment income	(0.23)	(0.16)	(0.16)	(0.24)	(0.12)
Net realized gains	(1.11)	(0.36)	—	—	—

Total distributions	(1.34)	(0.52)	(0.16)	(0.24)	(0.12)

Redemption fees	— (c)	—	—	—	— (c)

Net asset value, end of year	$13.07	$11.73	$11.25	$9.80	$7.74

Total Return (b)	23.01%	8.90%	16.45%	29.80%	(14.12)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$16,677	$12,262	$10,455	$9,788	$20,957
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.85%	1.97%	2.13%	1.85%	1.63%
Net investment income	1.90%	1.55%	1.43%	2.26%	1.41%
Portfolio turnover rate	40%	33%	16%	29%	32%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$11.75	$11.28	$9.82	$7.75	$9.16

Income (loss) from investment operations:
Net investment income (a)	0.21	0.12	0.13	0.09	0.08
Net realized and unrealized gain (loss)	2.44	0.83	1.46	2.19	(1.40)

Total from investment operations	2.65	0.95	1.59	2.28	(1.32)

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.13)	(0.21)	(0.09)
Net realized gains	(1.11)	(0.36)	—	—	—

Total distributions	(1.30)	(0.48)	(0.13)	(0.21)	(0.09)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$13.10	$11.75	$11.28	$9.82	$7.75

Total Return (b)	22.72%	8.46%	16.17%	29.49%	(14.37)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,545	$10,026	$6,744	$7,279	$2,508
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.13%	2.28%	2.47%	2.68%	2.79%
Net investment income	1.65%	1.05%	1.28%	1.09%	0.93%
Portfolio turnover rate	40%	33%	16%	29%	32%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Year Ended 12/31/06	For the Period 10/31/05* to 12/31/05

Institutional Shares
Net asset value, beginning of period	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	— (c)
Net realized and unrealized gain	2.64	0.79

Total from investment operations	2.83	0.79

Less distributions from:
Net investment income	(0.15)	—
Net realized gains	(0.81)	—

Total distributions	(0.96)	—

Redemption fees	— (c)	— (c)

Net asset value, end of period	$12.66	$10.79

Total Return (b)	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.94%	1.46%
Gross expenses (d)	0.94%	1.46%
Net investment income (loss) (d)	1.57%	(0.20)%
Portfolio turnover rate	68%	12%

	For the Period 2/3/06* to 12/31/06

Open Shares
Net asset value, beginning of period	$11.49

Income from investment operations:
Net investment income (a)	0.12
Net realized and unrealized gain	1.93

Total from investment operations	2.05

Less distributions from:
Net investment income	(0.09)
Net realized gains	(0.81)

Total distributions	(0.90)

Redemption fees	— (c)

Net asset value, end of period	$12.64

Total Return (b)	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,669
Ratios to average net assets:
Net expenses (d)	1.45%
Gross expenses (d)	1.63%
Net investment income (d)	1.10%
Portfolio turnover rate	68%

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$17.10	$19.24	$15.46	$11.07	$11.58

Income (loss) from investment operations:
Net investment income (a)	0.22	0.24	0.29	0.27	0.17
Net realized and unrealized gain (loss)	4.16	2.45	4.66	4.39	(0.53)

Total from investment operations	4.38	2.69	4.95	4.66	(0.36)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.26)	(0.27)	(0.15)
Net realized gains	(3.43)	(4.61)	(0.91)	—	—

Total distributions	(3.68)	(4.83)	(1.17)	(0.27)	(0.15)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$17.80	$17.10	$19.24	$15.46	$11.07

Total Return (b)	26.31%	14.77%	32.28%	42.21%	(3.08)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$698,166	$582,909	$674,066	$644,240	$529,062
Ratios to average net assets:
Net expenses	0.86%	0.93%	0.94%	0.95%	0.96%
Gross expenses	0.86%	0.93%	0.94%	0.95%	0.96%
Net investment income	1.20%	1.24%	1.71%	2.15%	1.45%
Portfolio turnover rate	49%	33%	39%	18%	25%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$17.09	$19.22	$15.41	$11.02	$11.53

Income (loss) from investment operations:
Net investment income (a)	0.17	0.18	0.23	0.21	0.13
Net realized and unrealized gain (loss)	4.13	2.45	4.64	4.36	(0.54)

Total from investment operations	4.30	2.63	4.87	4.57	(0.41)

Less distributions from:
Net investment income	(0.19)	(0.16)	(0.18)	(0.20)	(0.10)
Net realized gains	(3.43)	(4.61)	(0.91)	—	—

Total distributions	(3.62)	(4.77)	(1.09)	(0.20)	(0.10)

Redemption fees	— (c)	0.01	0.03	0.02	— (c)

Net asset value, end of year	$17.77	$17.09	$19.22	$15.41	$11.02

Total Return (b)	25.83%	14.47%	32.04%	41.71%	(3.55)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$137,358	$62,020	$49,585	$20,124	$3,019
Ratios to average net assets:
Net expenses	1.19%	1.27%	1.36%	1.43%	1.43%
Gross expenses	1.19%	1.27%	1.36%	1.46%	1.86%
Net investment income	0.89%	0.93%	1.30%	1.59%	1.15%
Portfolio turnover rate	49%	33%	39%	18%	25%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EMERGING MARKETS PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$17.84	$13.98	$10.80	$7.11	$7.22

Income (loss) from investment operations:
Net investment income (a)	0.33	0.29	0.16	0.17	0.10
Net realized and unrealized gain (loss)	4.98	5.42	3.16	3.69	(0.13)

Total from investment operations	5.31	5.71	3.32	3.86	(0.03)

Less distributions from:
Net investment income	(0.27)	(0.18)	(0.14)	(0.17)	(0.08)
Net realized gains	(2.28)	(1.67)	—	—	—

Total distributions	(2.55)	(1.85)	(0.14)	(0.17)	(0.08)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$20.60	$17.84	$13.98	$10.80	$7.11

Total Return (b)	30.32%	41.40%	30.79%	54.45%	(0.37)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,744,753	$1,413,671	$771,598	$591,514	$345,176
Ratios to average net assets:
Net expenses	1.20%	1.27%	1.32%	1.29%	1.31%
Gross expenses	1.20%	1.28%	1.32%	1.29%	1.31%
Net investment income	1.67%	1.82%	1.40%	2.06%	1.30%
Portfolio turnover rate	46%	48%	43%	29%	31%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$17.99	$14.06	$10.86	$7.13	$7.24

Income (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.13	0.15	0.08
Net realized and unrealized gain (loss)	5.03	5.51	3.17	3.70	(0.13)

Total from investment operations	5.29	5.71	3.30	3.85	(0.05)

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.10)	(0.14)	(0.06)
Net realized gains	(2.28)	(1.67)	—	—	—

Total distributions	(2.46)	(1.81)	(0.10)	(0.14)	(0.06)

Redemption fees	— (c)	0.03	— (c)	0.02	— (c)

Net asset value, end of year	$20.82	$17.99	$14.06	$10.86	$7.13

Total Return (b)	29.93%	41.31%	30.43%	54.29%	(0.65)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$441,673	$195,944	$30,536	$18,649	$9,140
Ratios to average net assets:
Net expenses	1.54%	1.59%	1.60%	1.60%	1.60%
Gross expenses	1.54%	1.59%	1.71%	1.76%	1.84%
Net investment income	1.30%	1.21%	1.11%	1.82%	1.09%
Portfolio turnover rate	46%	48%	43%	29%	31%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD HIGH YIELD PORTFOLIO

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of year	$5.27	$5.47	$5.40	$4.72	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.40	0.42	0.44	0.43	0.58
Net realized and unrealized gain (loss)	0.09	(0.19)	0.07	0.69	(1.22)

Total from investment operations	0.49	0.23	0.51	1.12	(0.64)

Less distributions from:
Net investment income	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Total distributions	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Redemption fees	—	—	— (c)	— (c)	—

Net asset value, end of year	$5.36	$5.27	$5.47	$5.40	$4.72

Total Return (b)	9.71%	4.33%	9.88%	24.58%	(11.14)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$68,452	$75,100	$96,759	$127,765	$78,128
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.75%	0.75%
Gross expenses	0.90%	0.86%	0.89%	0.98%	1.08%
Net investment income	7.61%	7.89%	8.11%	8.45%	11.09%
Portfolio turnover rate	29%	22%	49%	68%	229%

	Year Ended

	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of year	$5.29	$5.48	$5.42	$4.73	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.39	0.40	0.42	0.42	0.55
Net realized and unrealized gain (loss)	0.08	(0.19)	0.06	0.68	(1.19)

Total from investment operations	0.47	0.21	0.48	1.10	(0.64)

Less distributions from:
Net investment income	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Total distributions	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Redemption fees	—	0.01	—	0.01	— (c)

Net asset value, end of year	$5.37	$5.29	$5.48	$5.42	$4.73

Total Return (b)	9.18%	4.22%	9.33%	24.41%	(11.27)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,179	$2,986	$7,223	$2,989	$965
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	1.05%	1.05%
Gross expenses	2.12%	1.78%	1.67%	2.79%	2.48%
Net investment income	7.29%	7.47%	7.64%	8.16%	9.84%
Portfolio turnover rate	29%	22%	49%	68%	229%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
December 31, 2006

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio (commenced operations on February 28, 2006), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios – Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2006

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2006, the value of the securities on loan and corresponding collateral received were as follows:

Portfolio	Securities Loaned	Collateral

Small Cap	$46,736,230	$48,015,686
International Equity	145,588,437	152,864,845
International Small Cap	163,159,008	176,834,348
Emerging Markets	187,025,852	192,111,857
High Yield	16,082,572	16,680,810

All collateral for securities on loan held by the Portfolios was in the form of cash.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2008	Expiring 2009

High Yield	$7,011,737	$20,597,061

Portfolio	Expiring 2010	Expiring 2011

International Equity	$56,163,355	$73,199,015
High Yield	15,965,273	2,546,543

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, International Small Cap Portfolio elected to defer net capital losses of $6,958,156 arising between November 1, 2006 and December 31, 2006.

(g) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the year ended December 31, 2005, Small Cap Portfolio processed in-kind redemptions to shareholders which resulted in $1,880,696 of net capital gain, which is attributable to the redeeming shareholders, and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on the Statement of Changes in Net Assets.

The Lazard Funds, Inc. Notes to Financial Statements (continued) December 31, 2006

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2006	2005	2006	2005

U.S. Equity Value
Institutional	$23,756	$253	$336	$—
Open	12,653	21	205	—
U.S. Strategic Equity
Institutional	2,056,398	53,306	—	—
Open	9,605	2,008	—	—
Mid Cap
Institutional	3,771,786	8,728,339	8,500,613	4,649,883
Open	1,013,890	2,666,109	2,740,511	1,504,025
Small Cap
Institutional	12,090,219	19,911,906	27,444,471	39,320,732
Open	2,238,108	3,013,561	5,124,625	6,048,324
U.S. Small Cap Equity Growth
Institutional	29,145	—	8,382	—
Open	2,236	—	643	—
International Equity
Institutional	36,929,653	28,968,396	—	—
Open	2,164,261	1,170,597	—	—
International Equity Select
Institutional	346,264	158,699	1,194,049	366,705
Open	224,680	99,660	922,360	300,440
International Strategic Equity
Institutional	13,102,640	—	10,930,280	—
Open	364,215	—	333,896	—
International Small Cap
Institutional	17,322,066	14,700,705	104,903,991	119,148,922
Open	3,073,315	1,458,920	20,418,476	13,767,696
Emerging Markets
Institutional	113,107,940	47,042,086	187,542,160	84,617,417
Open	16,059,158	5,801,053	28,758,777	10,922,614
High Yield
Institutional	5,376,099	6,269,375	—	—
Open	173,335	257,544	—	—

As of December 31, 2006, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

U.S. Equity Value	$6,943	$4,755
U.S. Strategic Equity	1,391,269	10,285
Mid Cap	2,516,886	1,315,503
Small Cap	4,417,131	6,860,220
U.S. Small Cap Equity Growth	39,305	1,894

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

International Equity	$1,484,166	$—
International Equity Select	74,030	928,120
International Strategic Equity	4,131,601	510,114
International Small Cap	345,168	—
Emerging Markets	18,629,987	31,937,849
High Yield	—	—

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into investment management agreements (the “Management Agreements”) with the Investment Manager. Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

The Lazard Funds, Inc. Notes to Financial Statements (continued) December 31, 2006

Portfolio	Annual Rate

U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
Mid Cap	0.75
Small Cap	0.75
U.S. Small Cap Equity Growth	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap	0.75
Emerging Markets	1.00
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
Mid Cap	1.05	1.35
U.S. Small Cap Equity Growth	1.25	1.55
International Equity Select	1.15	1.45
International Strategic Equity	N/A	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85

During the year ended December 31, 2006, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$191,169	$50,820
U.S. Strategic Equity	160,179	23,842
U.S. Small Cap Equity Growth	147,883	41,163
International Equity Select	92,210	76,520
International Strategic Equity	—	8,011
High Yield	245,488	30,178

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee for U.S. Equity Value, U.S. Strategic Equity and U.S. Small Cap Equity Growth Portfolios until the respective Portfolios’ net assets reach $25 million. In January 2006, U.S. Strategic Equity Portfolio’s net assets exceeded $25 million and the full base fee became effective.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4.	Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. In 2006, the Fund paid each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimbursed such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also received an annual fee of $5,000.

5.	Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2006 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$712,073	$254,108
U.S. Strategic Equity	87,780,025	46,048,834
Mid Cap	224,890,256	181,481,065
Small Cap	213,938,340	317,633,532
U.S. Small Cap Equity Growth	4,701,465	1,798,020
International Equity	601,548,847	1,094,571,887
International Equity Select	11,826,934	9,534,374
International Strategic Equity	326,621,402	173,893,960
International Small Cap	341,481,895	321,440,940
Emerging Markets	1,813,129,301	990,653,200
High Yield	19,935,952	26,906,039

For the period ended December 31, 2006, U.S. Small Cap Equity Growth Portfolio paid brokerage commissions of $255 to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

The Lazard Funds, Inc. Notes to Financial Statements (concluded) December 31, 2006

6.	Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2006, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

Mid Cap	$1,100,000	$1,100,000	5.34%
International Equity	10,537,500	17,000,000	5.53
Emerging Markets	15,400,000	25,000,000	5.54

7.	Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8.	Reorganization

On December 28, 2006, U.S. Strategic Equity Portfolio acquired the net assets of Equity Portfolio pursuant to a plan of reorganization approved by Equity Portfolio shareholders on December 28, 2006. The acquisition was accomplished by a tax-free exchange of 4,357,985 Institutional Shares (valued at $51,729,353) and 974,199 Open Shares (valued at $11,583,237) of U.S. Strategic Equity Portfolio for the 3,046,572 Institutional Shares and 680,270 Open Shares of Equity Portfolio outstanding on December 28, 2006. Equity Portfolio’s net assets at that date, including $7,391,365 of unrealized appreciation and $314,647 of accumulated realized net loss, were combined with those of U.S. Strategic Equity Portfolio. The aggregate net assets of U.S. Strategic Equity Portfolio and Equity Portfolio immediately before the reorganization were $66,320,519 and $63,312,590, respectively. The aggregate net assets of U.S. Strategic Equity Portfolio immediately after the reorganization were $129,633,109.

9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required beginning with the last net asset value per share calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently assessing the impact that FIN 48 will have on its financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

The Lazard Funds, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio (commenced operations February 28, 2006), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio) as of December 31, 2006 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2006 and 2005, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2006, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2006 and 2005, and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 15, 2007

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

Kenneth S. Davidson (61)	Director since August 1995

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

Lester Z. Lieberman (76)	Director since October 1991

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Leon M. Pollack (66)	Director since August 2006	Former Managing Director, Donaldson, Lufkin & Jenrette.

Richard Reiss, Jr. (62)	Director since May 1991	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (59)	Director since September 2004	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (46)	Chief Executive Officer, President and Director since June 2004	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (46)	Director since July 2005

Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein and member of its Global Corporate and Markets Board and the Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President and Secretary since April 2002	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (48)	Treasurer since May 2003	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer since August 2006

Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006; Chief Compliance Officer at Aeltus Investment Management, from 1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary since November 2002	Director of the Investment Manager; Vice President, Law & Regulations at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary since April 2005	Vice President of the Investment Manager; Associate at Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer since December 2004	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board of Directors held on November 8, 2006, the Board considered the approval, for an additional annual period, of the Management Agreements. The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds comprise less than $6 billion of the approximately $88 billion of total assets under the management of the Investment Manager and its global affiliates) and outline of the Investment Manager’s global structure, including technology and operational support and significant marketing infrasturcture across broad distribution channels, all of which provide realized benefits through investment in the Investment Manager’s investment advisory business. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a $6 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

Performance. The Directors noted that, except as discussed below, the Portfolios that had been in operations for at least a year each had achieved competitive performance on a relative basis and were generally within the median ranges of the relevant Lipper comparison group (“Group”) and Lipper category (“Category”).

It was noted that the performance of the Small Cap Portfolio has been below the medians of its Group and Category for the performance periods report by Lipper, but that more recent relative performance for shorter time periods had been improving. Representatives of the Investment Manager also reviewed personnel additions that had been made to its U.S. Small Cap Equity team. Performance of the International Equity Portfolio and International Equity Select Portfolio generally was below their respective Group and Category medians for the time periods reported by Lipper, although longer-term periods were closer to or above medians. International Small Cap Portfolio also was below median in recent periods shown although year-to-date had been improving. The Directors received a special presentation from one of the

The Lazard Funds, Inc.
Other Information (continued)
(unaudited)

international equity portfolio managers, and he described the Investment Manager’s efforts to improve performance, which included, for the International Equity and International Equity Select Portfolios, broadening the investment universe to include emerging markets securities.

Advisory Fees and Expenses. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that they are generally within the median ranges of each Portfolio’s Group. It was noted that for several of the Portfolios the Investment Manager was waiving all or part of its advisory fees and/or reimbursing expenses. An extended discussion of the fees charged and services provided under the Management Agreement ensued as the Directors considered and evaluated the historical performance and expense ratios of the Portfolios.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the costs to and profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, reviewing the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profit. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, including Lazard, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that Lazard is currently used for brokerage purposes on only a very limited basis and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s projected profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

The Lazard Funds, Inc.
Other Information (concluded)
(unaudited)

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $88 billion asset management business.

•

While the Board was satisfied with the Investment Manager’s efforts to improve performance of Small Cap, International Equity, International Equity Select and International Small Cap Portfolios, the Board would continue to monitor these Portfolios’ performance. The Board was satisfied with the other Portfolios’ overall performance, which was generally within the median ranges of the relevant Group and Category.

•

The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund.

•

The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund’s business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Tax Information (unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2006

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2006:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2006 1099-DIV.

Portfolio	Percentage

Equity	100.00%
U.S. Equity Value	15.06
U.S. Strategic Equity	94.59
Mid Cap	54.59
Small Cap	4.77
U.S. Small Cap Equity Growth	18.73
International Equity	42.22
International Equity Select	100.00
International Strategic Equity	46.79
International Small Cap	41.97
Emerging Markets	23.54
High Yield	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Equity	100.00%
U.S. Equity Value	14.47
U.S. Strategic Equity	22.93
Mid Cap	36.04
Small Cap	7.78
U.S. Small Cap Equity Growth	12.28
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap	—
Emerging Markets	—
High Yield	—

Pursuant to Section 871 of the Internal Revenue Code, the corresponding amounts have been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Portfolio	Amount

Equity	$—
U.S. Equity Value	6,943
U.S. Strategic Equity	1,391,269
Mid Cap	2,516,886
Small Cap	4,417,131
U.S. Small Cap Equity Growth	39,905
International Equity	—
International Equity Select	74,030
International Strategic Equity	4,131,601
International Small Cap	—
Emerging Markets	18,629,987
High Yield	—

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza New York, NY 10112 - 6300	Tel 800-823-6300 www.LazardNet.com

MF 03101

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $396,600 in 2005 and $431,900 in 2006.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $67,200 in 2005 and $69,800 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $67,200 in 2005 and $69,800 in 2006. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll Charles Carroll Chief Executive Officer

Date	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll Charles Carroll Chief Executive Officer

Date By	March 9, 2007 /s/ Stephen St. Clair Stephen St. Clair Chief Financial Officer

Date	March 9, 2007